Exhibit 2.2
DESCRIPTION OF SECURITIES REGISTERED UNDER SECTION 12 OF THE EXCHANGE ACT
As of December 31, 2023, Credit Suisse AG (the “Issuer,” “we,” “us,” and “our”), had certain Exchange-Traded Notes registered pursuant to Section 12 of the Securities Exchange Act of 1934.
EXCHANGE-TRADED NOTES
The following description of Credit Suisse AG’s Exchange-Traded Notes (the “ETNs”) is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to (i) the senior indenture, dated March 29, 2007, between Credit Suisse AG (formerly Credit Suisse) and The Bank of New York Mellon (formerly known as the Bank of New York) (the “Trustee”) (as may be further amended or supplemented from time to time, the “Indenture”), which is incorporated by reference as an exhibit to the Annual Report on Form 20-F of which this Exhibit 2.2 is a part and (ii) each of the notes or supplemental indentures to the Indenture under which each ETN was issued, each of which is incorporated by reference as an exhibit to the Form 8-A filed for such ETN. We encourage you to read the Indenture together with the relevant notes, supplemental indentures and pricing supplements for each ETN.
The ETNs are part of a series of debt securities entitled “Senior Medium-Term Notes” (the “Medium-Term Notes”) that may be issued under the Indenture from time to time. The ETNs are senior, unsecured and unsubordinated debt obligations of the Issuer. There is no limitation on the aggregate principal amount of securities which may be authenticated and delivered under the Indenture, and such securities shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Issuer, including the ETNs.
Unless otherwise specified, references to “holders” in this section mean those who own the ETNs registered in their own names, on the books that we or the Trustee, or any successor Trustee, as applicable, maintain for this purpose, and not those who own beneficial interests in the ETNs registered in street name or in the ETNs issued in book-entry form through The Depository Trust Company (“DTC”) or another depositary.
References to “we,” “us” or “our” refer to the Issuer.
■ Description of Credit Suisse X-Links® Gold Shares Covered Call ETNs due February 2, 2033
■ Description of Credit Suisse X-Links Silver Shares Covered Call ETNs due April 21, 2033
■ Description of Credit Suisse X-Links® Crude Oil Shares Covered Call ETNs due April 24, 2037
Description of Credit Suisse X-Links® Gold Shares Covered Call ETNs due February 2, 2033
Defined terms used within this subsection are defined only with respect to the ETNs listed in the subsection heading above and described within this subsection.
General
The return on the X-Links® Gold Shares Covered Call ETNs due February 2, 2033 (“ETNs”) will be based on the performance of the Credit Suisse NASDAQ Gold FLOWSTM 103 Index (the “Index”), as reflected by their Indicative Value, calculated as set forth below. The Index measures the return of a “covered call” strategy on the shares of the SPDR® Gold Trust (the “GLD Shares”) by reflecting changes in the price of the GLD Shares and the notional option premiums received from the notional sale of monthly call options on the GLD Shares less the Notional Transaction Costs incurred in connection with the implementation of the covered call strategy (the “Notional Transaction Costs”). These costs reflect the monthly transaction costs of hypothetically buying and selling the call options and selling the GLD Shares and equal 0.03%, 0.03% and 0.01%, respectively, times the closing price of the GLD Shares on the date of such notional transactions and, which, on an annual basis, are approximately equal to 0.84%. The actual cost will vary depending on the value of the GLD Shares on the date of such transactions. The Index strategy consists of a hypothetical notional portfolio that takes a “long” position in GLD Shares and sells a succession of notional, approximately one-month, call options on the GLD Shares with a strike price of approximately 103% of the price of the GLD Shares exercisable on the option expiration date (the “Options” and together with the long position in GLD Shares, the “Index Components”). The notional sale of the Options is “covered” by the notional long position in the GLD Shares. The long position in the GLD Shares and the “short” call options are held in equal notional amounts (i.e., the short position in each Option is “covered” by the long position in the GLD Shares). This strategy is intended to provide exposure to gold through the notional positions in the GLD Shares and the Options that seeks to (i) generate periodic cash flows that a direct long-only ownership position in the GLD Shares would not, (ii) provide a limited offset to losses from downside market performance in the GLD Shares via the cash flows from option premiums and (iii) provide limited potential upside participation in the performance of the GLD Shares. The level of the Index on any day reflects the value of (i) the notional long position in the GLD Shares; (ii) the notional Option premium; and (iii) the notional short position in the Options then outstanding; and net of the Notional Transaction Costs. The ETNs will not participate in the potential upside of the GLD Shares beyond the applicable strike price of the Options and the Notional Transaction Costs. The Index is subject to the policies of CSi and NASDAQ OMX (the “Index Sponsors”) and is subject to the Index Sponsors’ discretion, including with respect to the implementation of, and changes to, the rules governing the Index methodology.
Inception, Issuance and Maturity
The initial issuance of ETNs priced on January 28, 2013 (the “Inception Date”) and settled on February 1, 2013 (the “Initial Settlement Date”). The “Maturity Date” is initially February 2, 2033, but the maturity of the ETNs may be extended at our option for up to two additional five-year periods, as described herein.
Intraday Indicative Value
The “Intraday Indicative Value” of the ETNs is designed to reflect the economic value of the ETNs at a given time. The Intraday Indicative Value of the ETNs will be calculated and published by the Index Calculation Agent every fifteen (15) seconds on each Trading Day during normal trading hours so long as no Market Disruption Event has occurred or is continuing and will be disseminated over the consolidated tape or other major market data vendor. The Intraday Indicative Value of the ETNs at any time is based on the most recent intraday level of the Index. It is calculated using the same formula as the Closing Indicative Value, except that instead of using the Closing Level of the Index, the calculation is based on the most recent reported level of the Index at the particular time (or, if the day on which such time occurs is not a Trading Day, as determined by the Calculation Agent).
At any time at which a Market Disruption Event has occurred and is continuing, there shall be no Intraday Indicative Value. If the Intraday Indicative Value of the ETNs is equal to or less than zero at any time or the Closing Indicative Value is equal to zero on any Trading Day, the Closing Indicative Value of the ETNs on that day, and all future days, will be zero.
Neither the Intraday Indicative Value nor the Closing Indicative Value calculation is intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption, acceleration or termination of a holder’s ETNs, nor will it reflect hedging or transaction costs, credit considerations, market liquidity or bid-offer spreads. The Index Calculation Agent is responsible for computing and disseminating the ETN’s Indicative Values. Published levels of the Index from the Index Calculation Agent may occasionally be subject to delay or postponement. Any such delays or postponements will affect the current level of the Index and therefore the Intraday Indicative Value of the ETNs. The actual trading price of the ETNs may be different from their Intraday Indicative Value or Closing Indicative Value.
The actual trading price of the ETNs at any time may vary significantly from the Intraday Indicative Value at such time. The trading price of the ETNs at any time is the price that holders may be able to buy or sell their ETNs in the secondary market at such time, if one exists.
The trading price of the ETNs at any time is the price at which holders may be able to buy or sell their ETNs in the secondary market at such time, if one exists. In the absence of an active secondary market for the ETNs, the last reported trading price may not reflect the actual price at which holders may be able to buy or sell their ETNs at a particular time. The trading price of the ETNs at any time may vary significantly from their Indicative Value at such time due to, among other things, imbalances of supply and demand, lack of liquidity, transaction costs, credit considerations and bid-offer spreads.
The closing price of the ETNs will be published on each Trading Day under the ticker symbol “GLDI”. Any premium or discount may be reduced or eliminated at any time. Paying a premium purchase price of the ETNs over the Intraday Indicative Value or the Closing Indicative Value of the ETNs could lead to significant losses in the event holders sell their ETNs at a time when such premium is no longer present in the market place or such ETNs are redeemed by us (including pursuant to an acceleration at our option), in which case holders will be entitled to receive a cash payment based on the Closing Indicative Value on the relevant Valuation Date(s).
The ETNs may be redeemed or accelerated at any time, subject to the conditions described herein.
As discussed in “Payment Upon Early Redemption” below, a holder may, subject to certain restrictions, provide a Redemption Notice on any Business Day during the term of the ETNs beginning on January 29, 2013 through January 21, 2033 (or, if the maturity of the ETNs is extended, five (5) scheduled Trading Days prior to the scheduled Final Valuation Date, as extended) (for an anticipated January 24, 2033 Early Redemption Valuation Date and an anticipated Early Redemption Date of January 27, 2033 or, if the maturity of the ETNs is extended, an Early Redemption Valuation Date four (4) scheduled Trading Days prior to the scheduled Final Valuation Date, as extended, and an Early Redemption Date one scheduled Business Day prior to the scheduled Final Valuation Date, as extended). If a holder elects to offer its ETNs to Credit Suisse for redemption, such must offer at least the applicable Minimum Redemption Amount at one time for redemption on any Early Redemption Date.
In addition, we have the right to accelerate the ETNs in whole or in part at any time on any Business Day occurring on or after the Inception Date or upon the occurrence of certain events described herein. Upon an acceleration of all of the outstanding ETNs, holders will be entitled to receive a cash payment per ETN in an amount (the “Accelerated Redemption Amount”) equal to the arithmetic average, as determined by the Calculation Agent, of the Closing Indicative Values of such ETNs during the Accelerated Valuation Period. If fewer than all of the outstanding ETNs are accelerated, the Accelerated Redemption Amount will be the Closing Indicative Value on the Accelerated Valuation Date. If less than all the ETNs are to be redeemed pursuant to an Optional Acceleration or an Event Acceleration, the trustee shall select, pro rata, by lot or in such manner as it deems appropriate and fair, the ETNs to be redeemed pursuant to such acceleration. ETNs may be accelerated in part in multiples of 50,000 ETNs, or an integral multiple of 50,000 ETNs in excess thereof.
The last date on which Credit Suisse will redeem the ETNs at a holder’s option will be January 27, 2033 (or, if the maturity of the ETNs is extended, one scheduled Business Day prior to the scheduled Maturity Date, as extended). As such, holders must offer their ETNs for redemption no later than January 21, 2033 (or, if the maturity of the ETNs is extended, five (5) scheduled Trading Days prior to the scheduled Final Valuation Date, as extended). The daily redemption feature is intended to induce arbitrageurs to counteract any trading of the ETNs at a premium or discount to their Indicative Value, although there can be no assurance that arbitrageurs will employ the redemption feature in this manner.
Indicative Value
The “Indicative Value” of the ETNs is the Intraday Indicative Value or the Closing Indicative Value of the ETNs, as applicable.
Split or Reverse Split of the ETNs
The Calculation Agent may initiate a split or reverse split of the ETNs on any Trading Day. If the Calculation Agent decides to initiate a split or reverse split, the Calculation Agent will issue a notice to holders of the ETNs and a press release announcing the split or reverse split, specifying the effective date of the split or reverse split. The Calculation Agent will determine the ratio of such split or reverse split, as the case may be, using relevant market indicia, and will adjust the terms of the ETNs accordingly. Any adjustment of the closing value will be rounded to 8 decimal places.
In the case of a reverse split, we reserve the right to address odd numbers of ETNs (commonly referred to as “partials”) in a manner determined by the Calculation Agent in its sole discretion. A split or reverse split of the ETNs will not affect the aggregate stated principal amount of ETNs held by an investor, other than to the extent of any “partial” ETNs, but it will affect the number of ETNs an investor holds, the denominations used for trading purposes on the exchange and the trading price, and may affect the liquidity, of the ETNs on the exchange.
If the ETNs undergo a subsequent split or reverse split, the Current Principal Amount, Closing Indicative Value and Intraday Indicative Value of the ETNs will be adjusted accordingly.

Neither the Closing Indicative Value nor the Intraday Indicative Value is the same as the closing price or any other trading price of the ETNs in the secondary market. The trading price of the ETNs at any time may vary significantly from the Closing Indicative Value and Intraday Indicative Value of the ETNs at such time.
Credit Suisse implemented a 1-for-20 reverse split, effective September 27, 2022.
Coupon Amount
On each Coupon Payment Date, for each $400.00 stated principal amount of the ETNs, holders on the Coupon Record Date will be entitled to receive a variable cash payment equal to the Closing Indicative Value on the Index Business Day immediately preceding the relevant Index Distribution Date multiplied by the Coupon Percentage for that Index Distribution Date. The Coupon will be paid on the Coupon Payment Date to the holder of record on the applicable Coupon Record Date. No Coupon Amount will be due or payable in the event a holder elects to offer its ETNs for early redemption or we accelerate the maturity of the ETNs.
The Coupon Percentage in respect of an Index Distribution Date will be the Distribution for such Index Distribution Date divided by the Closing Level of the Index the Index Business Day immediately preceding the Index Distribution Date. The Distribution represents the notional monthly call premium earned on the sale of the call options written on the GLD Shares during the immediately preceding Index Rebalancing Period pursuant to the Index methodology.
The premiums generated from the notional sales of the Options will be subtracted monthly from the Index and paid to holders of the ETNs in the form of a Coupon Amount, the amount of which is determined based on the notional premiums received from the sale of the Options during the preceding Rebalancing Period as described below.
The “Index Rebalancing Period” refers to the five (5) consecutive Index Calculation Days beginning on and including the Index Calculation Day that is ten (10) calendar days prior to the Expiry Date (as defined below) of the relevant Options (each, a “Roll Date”). The Index will be rebalanced at the end of each Roll Date in accordance with the following steps:
■ First, on the Index Calculation Day preceding the first Roll Date of each month, the strike price of the new Option is determined. The strike price will be the lowest listed strike price that is above 103% of the price per Share as of the 4:00 p.m. New York City time on such date of determination. Then, the Index will roll its monthly exposure over the next five (5) consecutive Index Calculation Days. The roll percentage is the proportion of the expiring position being rolled into a new position on each Roll Date.
■ At the end of the first Roll Date, and on each successive Roll Date of such Index Rebalancing Period, the Index will notionally sell the new Option. Additionally, as of the end of each such Roll Date, the Index will hypothetically close out through repurchase 20% (or such greater amount in the event of roll disruptions) of the Options notionally sold during the previous Index Rebalancing Period (the expiring Options); the Index will notionally liquidate GLD Shares Units in an amount sufficient to fund the notional repurchase.
■ Finally, on the last Roll Date of such Index Rebalancing Period, the Index will determine the amount of the notional Option premium, which will, on the close of the last Roll Date of the next following Index Rebalancing Period, be subtracted from the Index as a Distribution and paid to holders of the ETNs in the form of the Coupon Amount.
An Index Distribution Date will be the date on which the Distribution is subtracted from the level of the Index pursuant to the rules of the Index, which will occur on the last Roll Date of a given Index Rebalancing Period.
The Coupon Amount is calculated by reference to the notional Distribution from the Index, which will decrease the level of the Index (and therefore the value of the ETNs), as the Distribution comes directly from the notional portfolio reflected by the Index Components. When the Distribution is deducted from the Index on the Index Distribution Date, the Coupon Amount will be added to the Closing Indicative Value and the Intraday Indicative Value of the ETNs. At the market opening on the Ex-Coupon Date, the ETNs will trade on an ex-coupon basis, adjusted for the Coupon Amount, meaning that the Coupon Amount will no longer be included in the Closing Indicative Value or the Intraday Indicative Value of the ETNs. For a holder to receive the upcoming Coupon Amount, the holder must own the ETNs on the Coupon Record Date.
The “Ex-Coupon Date” means, with respect to each Coupon Amount, the first Trading Day on which the ETNs trade without the right to receive such Coupon Amount.
Denomination
Prior to September 27, 2022, the denomination and stated principal amount of each ETN was $20.00. Credit Suisse implemented a 1-for-20 reverse split of the ETNs, effective September 27, 2022. As of September 27, 2022, the denomination and stated principal amount of each ETN is $400.00. ETNs may be issued at a price that is higher or lower than the stated principal amount, based on the Indicative Value of the ETNs at that time.
Payment at Maturity
At maturity, holders of the ETNs will be entitled to receive a cash payment on February 2, 2033 (the “Maturity Date”) (or, if the maturity of the ETNs is extended, on the scheduled Maturity Date, as extended) that is equal to the “Final Indicative Value”, which will be the arithmetic average, as determined by the Calculation Agent, of the Closing Indicative Value on each of the immediately preceding five (5) Trading Days to and including the Final Valuation Date (the “Final Valuation Period”). We refer to the amount of such payment as the “Maturity Redemption Amount”. If the scheduled Maturity Date is not a Business Day, the Maturity Date will be postponed to the first Business Day following the scheduled Maturity Date. If the scheduled Final Valuation Date is not a Trading Day, the Final Valuation Date will be postponed to the next following Trading Day, in which case the Maturity Date will be postponed to the third Business Day following the Final Valuation Date as so postponed. In addition, if a Market Disruption Event occurs or is continuing on the Final Valuation Date, the Maturity Date will be postponed until the date three (3) Business Days following the Final Valuation Date, as postponed. No interest or additional payment will accrue or be payable as a result of any postponement of the Maturity Date. Any payment on the ETNs is subject to our ability to pay our obligations as they become due. In no event will the payment at maturity be less than zero.
The scheduled Maturity Date is initially February 2, 2033, but may be extended at our option for up to two (2) additional five-year periods. We may only extend the scheduled Maturity Date for five (5) years at a time. If we exercise our option to extend the maturity of the ETNs, we will notify DTC (the holder of the global note for the ETNs) and the trustee at least 45 but not more than 60 calendar days prior to the then scheduled Maturity Date. We will provide such notice to DTC and the trustee in respect of each five-year extension of the scheduled Maturity Date that we choose to effect.
If the Final Indicative Value is zero, the Maturity Redemption Amount will be zero.
The “Closing Indicative Value” on the Inception Date was $20.00 (the “Initial Indicative Value”). The Closing Indicative Value on each calendar day following the Inception Date will be calculated by the Index Calculation Agent and will be equal to (1) the Current Principal Amount for such calendar day plus (2) for any day on or after the Index Distribution Date but prior to the Ex-Coupon Date for a given month, any accrued but unpaid Coupon Amount. The Closing Indicative Value will never be less than zero. If the Intraday Indicative Value is equal to or less than zero at any time or the Closing Indicative Value is equal to zero on any Trading Day, the Closing Indicative Value of the ETNs on that day, and all future days, will be zero. The Closing Indicative Value is not the same as the closing price or any other trading price of the ETNs in the secondary market. The trading price of the ETNs at any time may vary significantly from their Indicative Value at such time. If the ETNs undergo a subsequent split or reverse split, the Closing Indicative Value of the ETNs will be adjusted accordingly (see “Split or Reverse Split of the ETNs”). Such adjustment may adversely affect the trading price and liquidity of the ETNs. Even if the Closing Indicative Value or Intraday Indicative Value is equal to or less than zero at any time, the trading price of the ETNs may remain above zero. Buying the ETNs at such a time will lead to a complete loss of a holder’s investment.
The ETNs underwent a 1-for-20 reverse split, effective September 27, 2022. Since September 27, 2022, the Closing Indicative Value has been expressed in an amount per denomination and stated principal amount of $400.00 based on the split-adjusted Current Principal Amount.
The “Current Principal Amount” on each calendar day following the Inception Date will be equal to (1)(a) the Current Principal Amount on the immediately preceding calendar day times (b) the Daily Index Factor on such calendar day minus (2) the Daily Investor Fee on such calendar day. The Current Principal Amount on the Inception Date was $20.00.
The ETNs underwent a 1-for-20 reverse split, effective September 27, 2022. For the purposes of determining the Current Principal Amount on September 27, 2022, the Current Principal Amount on September 26, 2022, multiplied by 20 and rounded to 8 decimal places, shall be used in the formula above. Since September 27, 2022, the Current Principal Amount has been expressed in an amount per denomination and stated principal amount of $400.00.
A “Business Day” is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, England generally are authorized or obligated by law, regulation or executive order to close.
A “Trading Day” is a day which is (i) an Index Business Day, (ii) an ETN Business Day and (iii) an Index Component Business Day for each of the Index Components.

An “Index Business Day” is a day on which the level of the Index is calculated and published.
With respect to any Index Component, an “Index Component Business Day” is a day on which trading is generally conducted on any markets on which such Index Component is traded.
An “ETN Business Day” is a day on which trading is generally conducted on the New York Stock Exchange, NYSE Arca and NASDAQ.
The “Daily Index Factor” on any Index Business Day will equal (a) the Closing Level of the Index on such Index Business Day divided by (b) the Closing Level of the Index on the immediately preceding Index Business Day. The Daily Index Factor is deemed to be one on any day that is not an Index Business Day.
On any calendar day, the “Daily Investor Fee” will be equal to the product of (1)(a) the Current Principal Amount on the immediately preceding calendar day times (b) the Daily Index Factor on such calendar day times (2)(a) the Investor Fee Rate divided by (b) 365. The “Investor Fee Rate” will be equal to 0.65%.
The ETNs underwent a 1-for-20 reverse split, effective September 27, 2022. For the purposes of determining the Daily Investor Fee on September 27, 2022, the Current Principal Amount on September 26, 2022, multiplied by 20 and rounded to 8 decimal places, shall be used in the formula above.
The ETNs do not guarantee any return of a holder’s investment. If the level of the Index decreases or does not increase sufficiently to offset the Daily Investor Fee (and in the case of Early Redemption, the Early Redemption Charge) over the term of the ETNs, a holder will receive less, and possibly significantly less, at maturity or upon early redemption or acceleration of the ETNs than the amount of such holder’s investment.
The “Closing Level” of the Index on any Trading Day will be the Closing Level published on Bloomberg under the ticker symbol “QGLDI <Index>” or any successor page on Bloomberg or any successor service, as applicable; provided that in the event a Market Disruption Event exists on a Valuation Date, the Calculation Agent will determine the Closing Level of the Index.
Any payment holders will be entitled to receive is subject to our ability to pay our obligations as they become due.
Payment Upon Early Redemption
Prior to maturity, holders may, subject to certain restrictions described below, offer at least the applicable Minimum Redemption Amount or more of the ETNs to us for redemption on an Early Redemption Date during the term of the ETNs until January 21, 2033 (or, if the maturity of the ETNs is extended, five (5) scheduled Trading Days prior to the scheduled Final Valuation Date, as extended). If a holder elects to offer its ETNs for redemption, and the requirements for acceptance by us are met, such holder will be entitled to receive a cash payment per ETN on the Early Redemption Date equal to the Early Redemption Amount. Any payment holders will be entitled to receive on the ETNs is subject to our ability to pay our obligations as they become due.
A holder may exercise its early redemption right by causing its broker or other person with whom such holder holds its ETNs to deliver a Redemption Notice (as defined herein) to Credit Suisse. If such Redemption Notice is delivered prior to 4:00 p.m., New York City time, on any Business Day, the immediately following Trading Day will be the applicable “Early Redemption Valuation Date”. Otherwise, the second following Trading Day will be the applicable Early Redemption Valuation Date. See “Procedures for Early Redemption”.
A holder must offer for redemption at least 10,000 ETNs or an integral multiple of 10,000 ETNs in excess thereof at one time in order to exercise its right to cause us to redeem its ETNs on any Early Redemption Date (the “Minimum Redemption Amount”); provided that we or CSi as the Calculation Agent may from time to time reduce, in part or in whole, the Minimum Redemption Amount. Any such reduction will be applied on a consistent basis for all holders of the ETNs at the time the reduction becomes effective. If the ETNs undergo a subsequent split or reverse split, the minimum number of ETNs needed to exercise the right to cause us to redeem the ETNs will remain the same.
When a holder submits its ETNs for redemption in accordance with the redemption procedures described herein, such ETNs may remain outstanding (and be resold by us or an affiliate) or may be submitted by us for cancellation.
The “Early Redemption Date” is the third Business Day following an Early Redemption Valuation Date.

The “Early Redemption Charge” per ETN will equal 0.125% times the Closing Indicative Value on the Early Redemption Valuation Date.
The “Early Redemption Amount” is a cash payment per ETN equal to the greater of (A) zero and (B)(1) the Closing Indicative Value on the applicable Early Redemption Valuation Date minus (2) the Early Redemption Charge, calculated by the Calculation Agent.
Procedures for Early Redemption
If a holder wishes to offer its ETNs to Credit Suisse for redemption, such holder’s broker or other person with whom such holder holds its ETNs must follow the following procedures:
■ Deliver a notice of redemption (the “Redemption Notice”), to Credit Suisse via email or other electronic delivery as requested by Credit Suisse. If such Redemption Notice is delivered prior to 4:00 p.m., New York City time, on any Business Day, the immediately following Trading Day will be the applicable “Early Redemption Valuation Date”. Otherwise, the second following Trading Day will be the applicable Early Redemption Valuation Date. If Credit Suisse receives a holder’s Redemption Notice no later than 4:00 p.m., New York City time, on any Business Day, Credit Suisse will respond by sending its broker an acknowledgment of the Redemption Notice accepting such redemption request by 7:30 p.m., New York City time, on the Business Day prior to the applicable Early Redemption Valuation Date. Credit Suisse or its affiliate must acknowledge to the holder’s broker acceptance of the Redemption Notice in order for such redemption request to be effective;
■ Notwithstanding the foregoing, Credit Suisse may, at its option, waive the requirement that the Redemption Notice be delivered as set forth above, if confirmed by Credit Suisse that a written indication of an offer for early redemption has otherwise been accepted by Credit Suisse. Any such written indication that is delivered after 4:00 p.m., New York City time, on any Business Day, will be deemed to have been made on the following Business Day. For the avoidance of doubt, a holder may choose to comply with the procedures set forth above in lieu of the procedures in this clause, irrespective of any waiver by Credit Suisse;
■ Cause the holder’s DTC custodian to book a delivery versus payment trade with respect to the ETNs on the applicable Early Redemption Valuation Date at a price equal to the applicable Early Redemption Amount, facing us; and
■ Cause the holder’s DTC custodian to deliver the trade as booked for settlement via DTC at or prior to 10:00 a.m. New York City time, on the applicable Early Redemption Date (the third Business Day following the Early Redemption Valuation Date).
A holder is responsible for (i) instructing or otherwise causing its broker to provide the Redemption Notice and (ii) its broker satisfying the additional requirements as set forth in the second and third bullets above in order for the redemption to be effected. Different brokerage firms may have different deadlines for accepting instructions from their customers. Accordingly, a holder should consult the brokerage firm through which it owns its interest in the ETNs in respect of such deadlines. If Credit Suisse does not (i) receive the Redemption Notice from the relevant holder’s broker by 4:00 p.m. and (ii) deliver an acknowledgment of such Redemption Notice to such broker accepting such redemption request by 7:30 p.m., on the Business Day prior to the applicable Early Redemption Valuation Date, such notice will not be effective for such Business Day and Credit Suisse will treat such Redemption Notice as if it was received on the next Business Day. Any redemption instructions for which Credit Suisse receives a valid confirmation in accordance with the procedures described above will be irrevocable after Credit Suisse confirms a holder’s offer for early redemption.
Because the Early Redemption Amount a holder will receive for each ETN will not be determined until the close of trading on the applicable Early Redemption Valuation Date, a holder will not know the applicable Early Redemption Amount at the time such holder exercises its redemption right and will bear the risk that its ETNs will decline in value between the time of such holder’s exercise and the time at which the Early Redemption Amount is determined.
Acceleration at Our Option or Upon an Acceleration Event
We have the right to accelerate the ETNs in whole or in part on any Business Day occurring on or after the Inception Date (an “Optional Acceleration”). In addition, if an Acceleration Event (as defined herein) occurs at any time with respect to the ETNs, we will have the right to accelerate all or any portion of the outstanding ETNs (an “Event Acceleration”). Upon an acceleration of all of the outstanding ETNs, holders will be entitled to receive a cash payment per ETN in an amount (the “Accelerated Redemption Amount”) equal to the arithmetic average, as determined by the Calculation Agent, of the Closing Indicative Values of such ETNs during the Accelerated Valuation Period. If fewer than all of the outstanding ETNs are accelerated, the Accelerated Redemption Amount will be the Closing Indicative Value on the Accelerated Valuation Date. If less than all the ETNs are to be redeemed pursuant to an Optional Acceleration or an Event Acceleration, the trustee shall select, pro rata, by lot or in such manner as it deems appropriate and fair, the ETNs to be redeemed pursuant to such acceleration. ETNs may be accelerated in part in multiples of 50,000 ETNs, or an integral multiple of 50,000 ETNs in excess thereof. We will provide at least five (5) Business Days’ notice of any ETNs to be accelerated and, in the case of any ETNs selected for partial redemption, the stated principal amount thereof to be redeemed. All provisions relating to the acceleration of the ETNs to be redeemed only in part, relate to the portion of the stated principal amount of ETNs which has been or is to be redeemed pursuant to these acceleration provisions.
In the case of an Optional Acceleration of all outstanding ETNs, the “Accelerated Valuation Period” shall be a period of five (5) consecutive Trading Days specified in our notice of Optional Acceleration, the first Trading Day of which shall be at least two (2) Business Days after the date on which we give notice of such Optional Acceleration. In the case of an Event Acceleration of all outstanding ETNs, the “Accelerated Valuation Period” shall be a period of five (5) consecutive Trading Days, the first Trading Day of which shall be the day on which we give notice of such Event Acceleration (or, if such day is not a Trading Day, the next following Trading Day). In the case of an acceleration of less than all outstanding ETNs, the “Accelerated Valuation Date” will be the first Trading Day following the date of our notice of acceleration. The Accelerated Redemption Amount will be payable on the third Business Day following the Accelerated Valuation Date or the third Business Day following the last Trading Day in the Accelerated Valuation Period as the case may be (such date the “Acceleration Date”). We will give notice of any acceleration of the ETNs through customary channels used to deliver notices to holders of exchange traded notes.
Any payment holders will be entitled to receive is subject to our ability to pay our obligations as they become due.
An “Acceleration Event” means:
(a) an amendment to or change (including any officially announced proposed change) in the laws, regulations or rules of the United States (or any political subdivision thereof), or any jurisdiction in which a Primary Exchange or Related Exchange (each as defined herein) is located that (i) makes it illegal for CSi to hold, acquire or dispose of options or futures contracts relating to the Index or the GLD Shares or options, futures, swaps or other derivatives on the Index, the GLD Shares or the Options (including but not limited to exchange-imposed position limits), (ii) shall materially increase the cost to the Issuer, our affiliates, third parties with whom we transact or similarly situated third parties in performing our or their obligations in connection with the ETNs, (iii) shall have a material adverse effect on any of these parties’ ability to perform their obligations in connection with the ETNs or (iv) shall materially affect our ability to issue or transact in exchange traded notes similar to the ETNs, each as determined by us or CSi, as the Calculation Agent;
(b) any official administrative decision, judicial decision, administrative action, regulatory interpretation or other official pronouncement interpreting or applying those laws, regulations or rules that is announced on or after the Inception Date that (i) makes it illegal for CSi to hold, acquire or dispose of options or futures contracts relating to the Index or the GLD Shares or options, futures, swaps or other derivatives on the Index or the futures contracts relating to the Index, the GLD Shares or the Options (including but not limited to exchange-imposed position limits), (ii) shall materially increase the cost to the Issuer, our affiliates, third parties with whom we transact or similarly situated third parties in performing our or their obligations in connection with the ETNs, (iii) shall have a material adverse effect on the ability of the Issuer, our affiliates, third parties with whom we transact or a similarly situated third party to perform our or their obligations in connection with the ETNs or (iv) shall materially affect our ability to issue or transact in exchange traded notes similar to the ETNs, each as determined by us or CSi, as the Calculation Agent;
(c) any event that occurs on or after the Inception Date that makes it a violation of any law, regulation or rule of the United States (or any political subdivision thereof), or any jurisdiction in which a Primary Exchange or Related Exchange (each as defined herein) is located, or of any official administrative decision, judicial decision, administrative action, regulatory interpretation or other official pronouncement interpreting or applying those laws, regulations or rules, (i) for CSi to hold, acquire or dispose of options contracts relating to the Index or the GLD Shares or options, futures, swaps or other derivatives on the Index, the GLD Shares or the Options (including but not limited to exchange-imposed position limits), (ii) for the Issuer, our affiliates, third parties with whom we transact or similarly situated third parties to perform our or their obligations in connection with the ETNs or (iii) for us to issue or transact in exchange traded notes similar to the ETNs, each as determined by us or CSi, as the Calculation Agent;
(d) any event, as determined by us or CSi, as the Calculation Agent, that we or any of our affiliates or a similarly situated party would, after using commercially reasonable efforts, be unable to, or would incur a materially increased amount of tax, duty, expense or fee (other than brokerage commissions) to, acquire, establish, re-establish, substitute, maintain, unwind or dispose of any transaction or asset it deems necessary to hedge the risk of the ETNs, or realize, recover or remit the proceeds of any such transaction or asset;
(e) if at any point, the Intraday Indicative Value is equal to or less than five percent (5%) of the prior day’s Closing Indicative Value of such ETNs; or
(f) as determined by the Calculation Agent, the primary exchange or market for trading for the ETNs, if any, announces that pursuant to the rules of such exchange or market, as applicable, the ETNs cease (or will cease) to be listed, traded or publicly quoted on such exchange or market, as applicable, for any reason and are not immediately re-listed, re-traded or re-quoted on an exchange or quotation system located in the same country as such exchange or market, as applicable.
“Primary Exchange” means the primary exchange on which options or futures contracts relating to the Index or the GLD Shares are traded, as determined by the Calculation Agent, which is initially the Chicago Board Options Exchange (CBOE).

“Related Exchange” means each exchange or quotation system where trading has a material effect (as determined by the Calculation Agent) for the overall market for futures or options contracts relating to the Index or the GLD Shares.
Market Disruption Events
The Calculation Agent will be solely responsible for the determination and calculation of any adjustments to any Index Component and of any related determinations and calculations with respect to any event described below and its determinations and calculations will be conclusive absent manifest error.
A “Market Disruption Event” is:
(a) the occurrence or existence of a suspension, absence or material limitation of trading of the Index Components on the relevant exchange for such Index Component for more than two hours of trading or during the one-half hour period preceding the close of the principal trading session on such relevant exchange;
(b) a breakdown or failure in the price and trade reporting systems of the relevant exchange for any Index Component, as a result of which the reported trading prices for the Index Component during the last one-half hour preceding the close of the principal trading session on such relevant exchange are materially inaccurate;
(c) the occurrence or existence of a suspension, absence or material limitation of trading on the primary related exchange or market for trading in futures or options contracts related to any Index Component for more than two hours of trading during, or during the one-half hour period preceding the close of the principal trading session for such related exchange or market;
(d) a decision to permanently discontinue trading in those related futures or options contracts; or
(e) failure of the Index Calculation Agent to publish the level of the Index, including as a result of any disruption of the Index Components;
in each case, as determined by the Calculation Agent in its sole discretion; and in each case a determination by the Calculation Agent in its sole discretion that any event described above materially interfered with our ability or the ability of any of our affiliates to effect transactions in the Index Component or any instrument related to the Index Component or to adjust or unwind all or a material portion of any hedge position in the Index Component with respect to the ETNs.
For the purpose of determining whether a market disruption event in respect of an Index Component has occurred:
(a) a limitation on the hours or number of days of trading will not constitute a market disruption event if it results from an announced change in the regular business hours of the relevant exchange for such Index Component or the primary related exchange or market for trading in futures or options contracts related to such Index Component;
(b) limitations pursuant to NYSE Rule 80B (or any applicable rule or regulation enacted or promulgated by the NYSE, any other U.S. self-regulatory organization, the SEC or any other relevant authority of scope similar to NYSE Rule 80B) on trading during significant market fluctuations will constitute a suspension, absence or material limitation of trading; and
(c) a suspension of trading in futures or options contracts related to such Index Component by the primary related exchange or market for trading in such contracts, if available, by reason of:
(i) a price change exceeding limits set by such exchange or market;
(ii) an imbalance of orders relating to such contracts; or
(iii) a disparity in bid and ask quotes relating to such contracts;
will, in each such case, constitute a suspension, absence or material limitation of trading in futures or options contracts related to such Index Component; and
(d) a “suspension, absence or material limitation of trading” on the primary related exchange or market on which futures or options contracts related to such Index Component are traded will not include any time when such exchange or market is itself closed for trading under ordinary circumstances;
in each case, as determined by the Calculation Agent in its sole discretion.
If the Calculation Agent determines that a Market Disruption Event occurs or is continuing on any Valuation Date (including, without limitation, the Final Valuation Date, the Early Redemption Valuation Date, or any Valuation Date in the Accelerated Valuation Period or Final Valuation Period), that Valuation Date will be postponed until the first Trading Day on which no Market Disruption Event occurs or is continuing, unless a Market Disruption Event occurs or is continuing for each of the five (5) Trading Days following the applicable scheduled Valuation Date. In that case, the fifth Trading Day following the applicable scheduled Valuation Date shall be deemed to be the applicable Valuation Date, notwithstanding the fact that a Market Disruption Event occurred or was continuing on such Trading Day, and the Calculation Agent will determine the applicable Closing Indicative Value using an appropriate Closing Level of the Index on that deemed Valuation Date taking into account the nature and duration of such Market Disruption Event. If any Valuation Date in the Accelerated Valuation Period or Final Valuation Period is postponed as described above, each subsequent Valuation Date in the

Accelerated Valuation Period or Final Valuation Period will be postponed by the same number of Trading Days. In addition, if the Final Valuation Date, the Valuation Date corresponding to an Early Redemption Date or the last scheduled Valuation Date in the Accelerated Valuation Period is postponed, the Maturity Date, the corresponding Early Redemption Date or the Acceleration Date, as the case may be, will be postponed until the date three (3) Business Days following such Valuation Date, as postponed.
Default Amount on Acceleration
For the purpose of determining whether the holders of our senior medium-term notes, of which the ETNs are a part, are entitled to take any action under the indenture, we will treat the stated principal amount of each ETN outstanding as the stated principal amount of that ETN. Although the terms of the ETNs may differ from those of the other senior medium-term notes, holders of specified percentages in stated principal amount of all senior medium-term notes, together in some cases with other series of our debt securities, will be able to take action affecting all the senior medium-term notes, including the ETNs. This action may involve changing some of the terms that apply to the senior medium-term notes, accelerating the maturity of the senior medium-term notes after a default or waiving some of our obligations under the indenture.
In case an event of default with respect to ETNs shall have occurred and be continuing, the amount declared due and payable upon any acceleration of the ETNs will be determined by the Calculation Agent, and will equal, for each ETN that a holder then holds, the Closing Indicative Value determined by the Calculation Agent occurring on the Trading Day following the date on which the ETNs were declared due and payable.
Further Issuances
We may, from time to time, without notice to or the consent of the holders of the ETNs, create and issue additional securities having the same terms and conditions as the ETNs, and ranking on an equal basis with the ETNs in all respects.
Discontinuation or Modification of the Index
If the Index Sponsors discontinue publication of the Index and the Index Sponsors or anyone else publishes a substitute index that the Calculation Agent determines is comparable to the Index, then the Calculation Agent will permanently replace the original Index with that substitute index (the “Successor Index”) for all purposes, and all provisions described herein as applying to the Index will thereafter apply to the Successor Index instead. If the Calculation Agent replaces the original Index with a Successor Index, then the Calculation Agent will determine the Early Redemption Amount, Accelerated Redemption Amount or Maturity Redemption Amount (each, a “Redemption Amount”) and the Coupon Amount, as applicable, by reference to the Successor Index.
If the Calculation Agent determines that the publication of the Index is discontinued and there is no successor index, the Calculation Agent will determine the level of the Index, and thus the applicable Redemption Amount, by a computation methodology that the Calculation Agent determines will as closely as reasonably possible replicate the Index.
If the Calculation Agent determines that the Index, the Options or the method of calculating the Index is changed at any time in any respect, including whether the change is made by the Index Sponsors under their existing policies or following a modification of those policies, is due to the publication of a successor index, is due to events affecting the GLD Shares or the Options, or is due to any other reason and is not otherwise reflected in the level of the Index by the Index Sponsors pursuant to the Index methodology, then the Calculation Agent will be permitted (but not required) to make such adjustments in the Index or the method of its calculation as it believes are appropriate to ensure that the Closing Level of the Index used to determine the applicable Redemption Amount is equitable.
Manner of Payment and Delivery
Any payment on or delivery of the ETNs at maturity will be made to accounts designated by holders and approved by us, or at the office of the trustee in New York City, but only when the ETNs are surrendered to the trustee at that office. We also may make any payment or delivery in accordance with the applicable procedures of the depositary.
Role of the Calculation Agent
Credit Suisse International (“CSi”), an affiliate of ours and the Calculation Agent, will, in its reasonable discretion, make certain calculations and determinations that may impact the value of the ETNs, including determination of the arithmetic average of the Closing Indicative Values where applicable, a split or reverse split of the ETNs, calculation of default amounts, Market Disruption Events, any

Successor Index, Business Days and Trading Days, the Current Principal Amount, the Daily Investor Fee amount, the Daily Index Factor, the Coupon Amount, the Closing Level of the Index on any Trading Day, the Maturity Date, any Early Redemption Dates, the Acceleration Date, the amount payable in respect of a holder’s ETNs at maturity, upon early redemption or acceleration and any other calculations or determinations to be made by the Calculation Agent as specified herein.
If the Calculation Agent ceases to perform its role, we will either, at our sole discretion, perform such role, appoint another party to do so or accelerate the ETNs.
We may appoint a different Calculation Agent from time to time without consent and without notifying holders.
Role of the Index Calculation Agent
We have initially appointed NASDAQ OMX as an Index Calculation Agent. The Index Calculation Agent will have the sole responsibility to calculate and disseminate the Closing Indicative Value and the Intraday Indicative Value of the ETNs. The Index Sponsors may appoint a different Index Calculation Agent from time to time without consent and without notifying holders.
Description of Credit Suisse X-Links Silver Shares Covered Call ETNs due April 21, 2033
Defined terms used within this subsection are defined only with respect to the ETNs listed in the subsection heading above and described within this subsection.
General
The return on the Credit Suisse X-Links Silver Shares Covered Call ETNs due April 21, 2033 (“ETNs”) will be based on the performance of the Credit Suisse NASDAQ Silver FLOWSTM 106 Index (the “Index”), as reflected by their Indicative Value, calculated as set forth below. The Index measures the return of a “covered call” strategy on the shares of the iShares® Silver Trust (the “SLV Shares”) by reflecting changes in the price of the SLV Shares and the notional option premiums received from the notional sale of monthly call options on the SLV Shares less notional costs incurred in connection implementation of the covered call strategy (the “Notional Transaction Costs”). These costs reflect the monthly transaction costs of hypothetically buying and selling the call options and selling the SLV Shares and equal 0.03%, 0.03% and 0.01%, respectively, times the closing price of the SLV Shares on the date of such notional transactions and, which, on an annual basis, are approximately equal to 0.84%. The actual cost will vary depending on the value of the SLV Shares on the date of such transactions. The Index strategy consists of a hypothetical notional portfolio that takes a “long” position in SLV Shares and sells a succession of notional, approximately one-month, call options on the SLV Shares with a strike price of approximately 106% of the price of the SLV Shares exercisable on the option expiration date (the “Options” and together with the long position in SLV Shares, the “Index Components”). The notional sale of the Options is “covered” by the notional long position in the SLV Shares. The long position in the SLV Shares and the “short” call options are held in equal notional amounts (i.e., the short position in each Option is “covered” by the long position in the SLV Shares). This strategy is intended to provide exposure to silver through the notional positions in the SLV Shares and the Options that seeks to (i) generate periodic cash flows that a direct long-only ownership position in the SLV Shares would not, (ii) provide a limited offset to losses from downside market performance in the SLV Shares via the cash flows from option premiums and (iii) provide limited potential upside participation in the performance of the SLV Shares. The level of the Index on any day reflects the value of (i) the notional long position in the SLV Shares; (ii) the notional Option premium; and (iii) the notional short position in the Options then outstanding; and net of the Notional Transaction Costs. The ETNs will not participate in the potential upside of the SLV Shares beyond the applicable strike price of the Options and Notional Transaction Costs. The Index is subject to the policies of CSi and Nasdaq, Inc. (the “Index Sponsors”) and is subject to the Index Sponsors’ discretion, including with respect to the implementation of, and changes to, the rules governing the Index methodology.
Inception, Issuance and Maturity
The initial issuance of ETNs priced on April 16, 2013 (the “Inception Date”) and settled on April 19, 2013 (the “Initial Settlement Date”). The “Maturity Date” is initially April 21, 2033, but the maturity of the ETNs may be extended at our option for up to two additional five-year periods, as described herein.

Intraday Indicative Value
The “Intraday Indicative Value” of the ETNs is designed to reflect the economic value of the ETNs at a given time. The Intraday Indicative Value of the ETNs will be calculated and published by the Index Calculation Agent every fifteen (15) seconds on each Trading Day during normal trading hours so long as no Market Disruption Event has occurred or is continuing and will be disseminated over the consolidated tape or other major market data vendor. The Intraday Indicative Value of the ETNs at any time is based on the most recent intraday level of the Index. It is calculated using the same formula as the Closing Indicative Value, except that instead of using the Closing Level of the Index, the calculation is based on the most recent reported level of the Index at the particular time (or, if the day on which such time occurs is not a Trading Day, as determined by the Calculation Agent).
At any time at which a Market Disruption Event has occurred and is continuing, there shall be no Intraday Indicative Value. If the Intraday Indicative Value of the ETNs is equal to or less than zero at any time or the Closing Indicative Value is equal to zero on any Trading Day, the Closing Indicative Value of the ETNs on that day, and all future days, will be zero.
Neither the Intraday Indicative Value nor the Closing Indicative Value calculation is intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption, acceleration or termination of a holder’s ETNs, nor will it reflect hedging or transaction costs, credit considerations, market liquidity or bid-offer spreads. The Index Calculation Agent is responsible for computing and disseminating the ETN’s Indicative Values. Published levels of the Index from the Index Calculation Agent may occasionally be subject to delay or postponement. Any such delays or postponements will affect the current level of the Index and therefore the Intraday Indicative Value of the ETNs. The actual trading price of the ETNs may be different from their Intraday Indicative Value or Closing Indicative Value.
The actual trading price of the ETNs at any time may vary significantly from the Intraday Indicative Value at such time. The trading price of the ETNs at any time is the price that holders may be able to buy or sell their ETNs in the secondary market at such time, if one exists.
The trading price of the ETNs at any time is the price at which a holder may be able to buy or sell its ETNs in the secondary market at such time, if one exists. In the absence of an active secondary market for the ETNs, the last reported trading price may not reflect the actual price at which a holder may be able to buy or sell its ETNs at a particular time. The trading price of the ETNs at any time may vary significantly from their Indicative Value at such time due to, among other things, imbalances of supply and demand, lack of liquidity, transaction costs, credit considerations and bid-offer spreads.
The closing price of the ETNs will be published on each Trading Day under the ticker symbol “SLVO”. Any premium or discount may be reduced or eliminated at any time. Paying a premium purchase price of the ETNs over the Intraday Indicative Value or the Closing Indicative Value of the ETNs could lead to significant losses in the event holders sell their ETNs at a time when such premium is no longer present in the market place or such ETNs are redeemed by us (including pursuant to an acceleration at our option), in which case holders will be entitled to receive a cash payment based on the Closing Indicative Value on the relevant Valuation Date(s).
The ETNs may be redeemed or accelerated at any time, subject to the conditions described herein.
As discussed in “Payment Upon Early Redemption” below, a holder may, subject to certain restrictions, provide a Redemption Notice on any Business Day during the term of the ETNs beginning on April 17, 2013 through April 8, 2033 (or, if the maturity of the ETNs is extended, five (5) scheduled Trading Days prior to the scheduled Final Valuation Date, as extended) (for an anticipated April 11, 2033 Early Redemption Valuation Date and an anticipated Early Redemption Date of April 14, 2033 or, if the maturity of the ETNs is extended, an Early Redemption Valuation Date four (4) scheduled Trading Days prior to the scheduled Final Valuation Date, as extended, and an Early Redemption Date one scheduled Business Day prior to the scheduled Final Valuation Date, as extended). If a holder elects to offer its ETNs to Credit Suisse for redemption, such holder must offer at least the applicable Minimum Redemption Amount at one time for redemption on any Early Redemption Date.
In addition, we have the right to accelerate the ETNs in whole or in part at any time on any Business Day occurring on or after the Inception Date or upon the occurrence of certain events described herein. Upon an acceleration of all of the outstanding ETNs, holders will be entitled to receive a cash payment per ETN in an amount (the “Accelerated Redemption Amount”) equal to the arithmetic average, as determined by the Calculation Agent, of the Closing Indicative Values of such ETNs during the Accelerated Valuation Period. If fewer than all of the outstanding ETNs are accelerated, the Accelerated Redemption Amount will be the Closing Indicative Value on the Accelerated Valuation Date. If less than all the ETNs are to be redeemed pursuant to an Optional Acceleration or an Event Acceleration, the trustee shall select, pro rata, by lot or in such manner as it deems appropriate and fair, the ETNs to be redeemed pursuant to such acceleration. ETNs may be accelerated in part in multiples of 50,000 ETNs, or an integral multiple of 50,000 ETNs in excess thereof.
The last date on which Credit Suisse will redeem the ETNs at a holder’s option will be April 14, 2033 (or, if the maturity of the ETNs is extended, one scheduled Business Day prior to the scheduled Maturity Date, as extended). As such, a holder must offer its ETNs for redemption no later than April 8, 2033 (or, if the maturity of the ETNs is extended, five (5) scheduled Trading Days prior to the scheduled Final Valuation Date, as extended). The daily redemption feature is intended to induce arbitrageurs to counteract any trading of the ETNs at a premium or discount to their Indicative Value, although there can be no assurance that arbitrageurs will employ the redemption feature in this manner.
Indicative Value
The Indicative Value of the ETNs is the Intraday Indicative Value or the Closing Indicative Value of the ETNs, as applicable.
Split or Reverse Split of the ETNs
The Calculation Agent may initiate a split or reverse split of the ETNs on any Trading Day. If the Calculation Agent decides to initiate a split or reverse split, the Calculation Agent will issue a notice to holders of the ETNs and a press release announcing the split or reverse split, specifying the effective date of the split or reverse split. The Calculation Agent will determine the ratio of such split or reverse split, as the case may be, using relevant market indicia, and will adjust the terms of the ETNs accordingly. Any adjustment of the closing value will be rounded to 8 decimal places.
In the case of a reverse split, we reserve the right to address odd numbers of ETNs (commonly referred to as “partials”) in a manner determined by the Calculation Agent in its sole discretion. A split or reverse split of the ETNs will not affect the aggregate stated principal amount of ETNs held by an investor, other than to the extent of any “partial” ETNs, but it will affect the number of ETNs an investor holds, the denominations used for trading purposes on the exchange and the trading price, and may affect the liquidity, of the ETNs on the exchange.
If the ETNs undergo a subsequent split or reverse split, the Current Principal Amount, Closing Indicative Value and Intraday Indicative Value of the ETNs will be adjusted accordingly.
Neither the Closing Indicative Value nor the Intraday Indicative Value is the same as the closing price or any other trading price of the ETNs in the secondary market. The trading price of the ETNs at any time may vary significantly from the Closing Indicative Value and Intraday Indicative Value of the ETNs at such time.
Credit Suisse implemented a 1-for-20 reverse split, effective September 27, 2022.
Coupon Amount
On each Coupon Payment Date, for each $400.00 stated principal amount of the ETNs, holders on the Coupon Record Date will be entitled to receive a variable cash payment equal to the Closing Indicative Value on the Index Business Day immediately preceding the relevant Index Distribution Date multiplied by the Coupon Percentage for that Index Distribution Date. The Coupon will be paid on the Coupon Payment Date to the holder of record on the applicable Coupon Record Date. No Coupon Amount will be due or payable in the event a holder elects to offer its ETNs for early redemption or we accelerate the maturity of the ETNs.
The Coupon Percentage in respect of an Index Distribution Date will be the Distribution for such Index Distribution Date divided by the Closing Level of the Index the Index Business Day immediately preceding the Index Distribution Date. The Distribution represents the notional monthly call premium earned on the sale of the call options written on the SLV Shares during the immediately preceding Index Rebalancing Period pursuant to the Index methodology.
The premiums generated from the notional sales of the Options will be subtracted monthly from the Index and paid to holders of the ETNs in the form of a Coupon Amount, the amount of which is determined based on the notional premiums received from the sale of the Options during the preceding Rebalancing Period as described below.

The “Index Rebalancing Period” refers to the five (5) consecutive Index Calculation Days beginning on and including the Index Calculation Day that is ten (10) calendar days prior to the Expiry Date (as defined below) of the relevant Options (each, a “Roll Date”). The Index will be rebalanced at the end of each Roll Date in accordance with the following steps:
■ First, on the Index Calculation Day preceding the first Roll Date of each month, the strike price of the new Option is determined. The strike price will be the lowest listed strike price that is above 106% of the price per Share as of the 4:00 p.m. New York City time on such date of determination. Then, the Index will roll its monthly exposure over the next five (5) consecutive Index Calculation Days. The roll percentage is the proportion of the expiring position being rolled into a new position on each Roll Date.
■ At the end of the first Roll Date, and on each successive Roll Date of such Index Rebalancing Period, the Index will notionally sell the new Option. Additionally, as of the end of each such Roll Date, the Index will hypothetically close out through repurchase 20% (or such greater amount in the event of roll disruptions) of the Options notionally sold during the previous Index Rebalancing Period (the expiring Options); the Index will notionally liquidate SLV Shares Units in an amount sufficient to fund the notional repurchase.
■ Finally, on the last Roll Date of such Index Rebalancing Period, the Index will determine the amount of the notional Option premium, which will, on the close of the last Roll Date of the next following Index Rebalancing Period, be subtracted from the Index as a Distribution and paid to holders of the ETNs in the form of the Coupon Amount.
An Index Distribution Date will be the date on which the Distribution is subtracted from the level of the Index pursuant to the rules of the Index, which will occur on the last Roll Date of a given Index Rebalancing Period.
The Coupon Amount is calculated by reference to the notional Distribution from the Index, which will decrease the level of the Index (and therefore the value of the ETNs), as the Distribution comes directly from the notional portfolio reflected by the Index Components. When the Distribution is deducted from the Index on the Index Distribution Date, the Coupon Amount will be added to the Closing Indicative Value and the Intraday Indicative Value of the ETNs. At the market opening on the Ex-Coupon Date, the ETNs will trade on an ex-coupon basis, adjusted for the Coupon Amount, meaning that the Coupon Amount will no longer be included in the Closing Indicative Value or the Intraday Indicative Value of the ETNs. For a holder to receive the upcoming Coupon Amount, the holder must own the ETNs on the Coupon Record Date.
The “Ex-Coupon Date” means, with respect to each Coupon Amount, the first Trading Day on which the ETNs trade without the right to receive such Coupon Amount.
Denomination
Prior to September 27, 2022, the denomination and stated principal amount of each ETN was $20.00. Credit Suisse implemented a 1-for-20 reverse split of the ETNs, effective September 27, 2022. As of September 27, 2022, the denomination and stated principal amount of each ETN is $400.00. ETNs may be issued at a price that is higher or lower than the stated principal amount, based on the Indicative Value of the ETNs at that time.
Payment at Maturity
At maturity, holders of the ETNs will be entitled to receive a cash payment on April 21, 2033 (the “Maturity Date”) (or, if the maturity of the ETNs is extended, on the scheduled Maturity Date, as extended) that is equal to the “Final Indicative Value”, which will be the arithmetic average, as determined by the Calculation Agent, of the Closing Indicative Value on each of the immediately preceding five (5) Trading Days to and including the Final Valuation Date (the “Final Valuation Period”). We refer to the amount of such payment as the “Maturity Redemption Amount”. If the scheduled Maturity Date is not a Business Day, the Maturity Date will be postponed to the first Business Day following the scheduled Maturity Date. If the scheduled Final Valuation Date is not a Trading Day, the Final Valuation Date will be postponed to the next following Trading Day, in which case the Maturity Date will be postponed to the third Business Day following the Final Valuation Date as so postponed. In addition, if a Market Disruption Event occurs or is continuing on the Final Valuation Date, the Maturity Date will be postponed until the date three (3) Business Days following the Final Valuation Date, as postponed. No interest or additional payment will accrue or be payable as a result of any postponement of the Maturity Date. Any payment on the ETNs is subject to our ability to pay our obligations as they become due. In no event will the payment at maturity be less than zero.
The scheduled Maturity Date is initially April 21, 2033, but may be extended at our option for up to two (2) additional five-year periods. We may only extend the scheduled Maturity Date for five (5) years at a time. If we exercise our option to extend the maturity of the ETNs, we will notify DTC (the holder of the global note for the ETNs) and the trustee at least 45 but not more than 60 calendar days prior to the then scheduled Maturity Date. We will provide such notice to DTC and the trustee in respect of each five-year extension of the scheduled Maturity Date that we choose to effect.

If the Final Indicative Value is zero, the Maturity Redemption Amount will be zero.
The “Closing Indicative Value” on the Inception Date was $20.00 (the “Initial Indicative Value”). The Closing Indicative Value on each calendar day following the Inception Date will be calculated by the Index Calculation Agent and will be equal to (1) the Current Principal Amount for such calendar day plus (2) for any day on or after the Index Distribution Date but prior to the Ex-Coupon Date for a given month, any accrued but unpaid Coupon Amount. The Closing Indicative Value will never be less than zero. If the Intraday Indicative Value is equal to or less than zero at any time or the Closing Indicative Value is equal to zero on any Trading Day, the Closing Indicative Value on that day, and all future days, will be zero. The Closing Indicative Value is not the same as the closing price or any other trading price of the ETNs in the secondary market. The trading price of the ETNs at any time may vary significantly from their Indicative Value at such time. If the ETNs undergo a subsequent split or reverse split, the Closing Indicative Value of the ETNs will be adjusted accordingly (see “Split or Reverse Split of the ETNs”). Such adjustment may adversely affect the trading price and liquidity of the ETNs. Even if the Closing Indicative Value or Intraday Indicative Value is equal to or less than zero at any time, the trading price of the ETNs may remain above zero. Buying the ETNs at such a time will lead to a complete loss of a holder’s investment.
The ETNs underwent a 1-for-20 reverse split, effective September 27, 2022. Since September 27, 2022, the Closing Indicative Value has been expressed in an amount per denomination and stated principal amount of $400.00 based on the split-adjusted Current Principal Amount.
The “Current Principal Amount” on each calendar day following the Inception Date will be equal to (1)(a) the Current Principal Amount on the immediately preceding calendar day times (b) the Daily Index Factor on such calendar day minus (2) the Daily Investor Fee on such calendar day. The Current Principal Amount on the Inception Date was $20.00.
The ETNs underwent a 1-for-20 reverse split, effective September 27, 2022. For the purposes of determining the Current Principal Amount on September 27, 2022, the Current Principal Amount on September 26, 2022, multiplied by 20 and rounded to 8 decimal places, shall be used in the formula above. Since September 27, 2022, the Current Principal Amount has been expressed in an amount per denomination and stated principal amount of $400.00.
A “Business Day” is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, England generally are authorized or obligated by law, regulation or executive order to close.
A “Trading Day” is a day which is (i) an Index Business Day, (ii) an ETN Business Day and (iii) an Index Component Business Day for each of the Index Components.
An “Index Business Day” is a day on which the level of the Index is calculated and published.
With respect to any Index Component, an “Index Component Business Day” is a day on which trading is generally conducted on any markets on which such Index Component is traded.
An “ETN Business Day” is a day on which trading is generally conducted on the New York Stock Exchange, NYSE Arca and Nasdaq.
The “Daily Index Factor” on any Index Business Day will equal (a) the Closing Level of the Index on such Index Business Day divided by (b) the Closing Level of the Index on the immediately preceding Index Business Day. The Daily Index Factor is deemed to be one on any day that is not an Index Business Day.
On any calendar day, the “Daily Investor Fee” will be equal to the product of (1)(a) the Current Principal Amount on the immediately preceding calendar day times (b) the Daily Index Factor on such calendar day times (2)(a) the Investor Fee Rate divided by (b) 365. The “Investor Fee Rate” will be equal to 0.65%.
The ETNs underwent a 1-for-20 reverse split, effective September 27, 2022. For the purposes of determining the Daily Investor Fee on September 27, 2022, the Current Principal Amount on September 26, 2022, multiplied by 20 and rounded to 8 decimal places, shall be used in the formula above.
The ETNs do not guarantee any return of a holder’s investment. If the level of the Index decreases or does not increase sufficiently to offset the Daily Investor Fee (and in the case of Early Redemption, the Early Redemption Charge) over the term of the ETNs, a holder will receive less, and possibly significantly less, at maturity or upon early redemption or acceleration of the ETNs than the amount of such holder’s investment.

The “Closing Level” of the Index on any Trading Day will be the Closing Level published on Bloomberg under the ticker symbol “QSLVO <Index>” or any successor page on Bloomberg or any successor service, as applicable; provided that in the event a Market Disruption Event exists on a Valuation Date, the Calculation Agent will determine the Closing Level of the Index.
Any payment holders will be entitled to receive is subject to our ability to pay our obligations as they become due.
Payment Upon Early Redemption
Prior to maturity, a holder may, subject to certain restrictions described below, offer at least the applicable Minimum Redemption Amount or more of its ETNs to us for redemption on an Early Redemption Date during the term of the ETNs until April 8, 2033 (or, if the maturity of the ETNs is extended, five (5) scheduled Trading Days prior to the scheduled Final Valuation Date, as extended). If a holder elects to offer its ETNs for redemption, and the requirements for acceptance by us are met, such holder will be entitled to receive a cash payment per ETN on the Early Redemption Date equal to the Early Redemption Amount. Any payment holders will be entitled to receive on the ETNs is subject to our ability to pay our obligations as they become due.
A holder may exercise its early redemption right by causing its broker or other person with whom such holder holds its ETNs to deliver a Redemption Notice (as defined herein) to Credit Suisse. If such Redemption Notice is delivered prior to 4:00 p.m., New York City time, on any Business Day, the immediately following Trading Day will be the applicable “Early Redemption Valuation Date”. Otherwise, the second following Trading Day will be the applicable Early Redemption Valuation Date. See “Procedures for Early Redemption”.
A holder must offer for redemption at least 10,000 ETNs or an integral multiple of 10,000 ETNs in excess thereof at one time in order to exercise the right to cause us to redeem such holder’s ETNs on any Early Redemption Date (the “Minimum Redemption Amount”); provided that we or CSi as the Calculation Agent may from time to time reduce, in part or in whole, the Minimum Redemption Amount. Any such reduction will be applied on a consistent basis for all holders of the ETNs at the time the reduction becomes effective. If the ETNs undergo a subsequent split or reverse split, the minimum number of ETNs needed to exercise the right to cause us to redeem the ETNs will remain the same.
When a holder submits its ETNs for redemption in accordance with the redemption procedures described herein, such ETNs may remain outstanding (and be resold by us or an affiliate) or may be submitted by us for cancellation.
The “Early Redemption Date” is the third Business Day following an Early Redemption Valuation Date.
The “Early Redemption Charge” per ETN will equal 0.125% times the Closing Indicative Value on the Early Redemption Valuation Date.
The “Early Redemption Amount” is a cash payment per ETN equal to the greater of (A) zero and (B)(1) the Closing Indicative Value on the applicable Early Redemption Valuation Date minus (2) the Early Redemption Charge, if applicable, calculated by the Calculation Agent.
Procedures for Early Redemption
If a holder wishes to offer its ETNs to Credit Suisse for redemption, such holder’s broker or other person with whom such holder holds its ETNs must follow the following procedures:
■ Deliver a notice of redemption (the “Redemption Notice”), to Credit Suisse via email or other electronic delivery as requested by Credit Suisse. If such Redemption Notice is delivered prior to 4:00 p.m., New York City time, on any Business Day, the immediately following Trading Day will be the applicable “Early Redemption Valuation Date”. Otherwise, the second following Trading Day will be the applicable Early Redemption Valuation Date. If Credit Suisse receives such Redemption Notice no later than 4:00 p.m., New York City time, on any Business Day, Credit Suisse will respond by sending such holder’s broker an acknowledgment of the Redemption Notice accepting such redemption request by 7:30 p.m., New York City time, on the Business Day prior to the applicable Early Redemption Valuation Date. Credit Suisse or its affiliate must acknowledge to such holder’s broker acceptance of the Redemption Notice in order for such redemption request to be effective;
■ Notwithstanding the foregoing, Credit Suisse may, at its option, waive the requirement that the Redemption Notice be delivered as set forth above, if confirmed by Credit Suisse that a written indication of an offer for early redemption has otherwise been accepted by Credit Suisse. Any such written indication that is delivered after 4:00 p.m., New York City time, on any Business Day, will be deemed to have been made on the following Business Day. For the avoidance of doubt, a holder may choose to comply with the procedures set forth above in lieu of the procedures in this clause, irrespective of any waiver by Credit Suisse;

■ Cause the holder’s DTC custodian to book a delivery versus payment trade with respect to the ETNs on the applicable Early Redemption Valuation Date at a price equal to the applicable Early Redemption Amount, facing us; and
■ Cause the holder’s DTC custodian to deliver the trade as booked for settlement via DTC at or prior to 10:00 a.m. New York City time, on the applicable Early Redemption Date (the third Business Day following the Early Redemption Valuation Date).
A holder is responsible for (i) instructing or otherwise causing its broker to provide the Redemption Notice and (ii) its broker satisfying the additional requirements as set forth in the second and third bullets above in order for the redemption to be effected. Different brokerage firms may have different deadlines for accepting instructions from their customers. Accordingly, a holder should consult the brokerage firm through which it owns its interest in the ETNs in respect of such deadlines. If Credit Suisse does not (i) receive the Redemption Notice from the relevant holder’s broker by 4:00 p.m. and (ii) deliver an acknowledgment of such Redemption Notice to such holder’s broker accepting such redemption request by 7:30 p.m., on the Business Day prior to the applicable Early Redemption Valuation Date, such notice will not be effective for such Business Day and Credit Suisse will treat such Redemption Notice as if it was received on the next Business Day. Any redemption instructions for which Credit Suisse receives a valid confirmation in accordance with the procedures described above will be irrevocable after Credit Suisse confirms a holder’s offer for early redemption.
Because the Early Redemption Amount a holder will receive for each ETN will not be determined until the close of trading on the applicable Early Redemption Valuation Date, a holder will not know the applicable Early Redemption Amount at the time such holder exercises its redemption right and will bear the risk that its ETNs will decline in value between the time of such holder’s exercise and the time at which the Early Redemption Amount is determined.
Acceleration at Our Option or Upon an Acceleration Event
We have the right to accelerate the ETNs in whole or in part on any Business Day occurring on or after the Inception Date (an “Optional Acceleration”). In addition, if an Acceleration Event (as defined herein) occurs at any time with respect to the ETNs, we will have the right to accelerate all or any portion of the outstanding ETNs (an “Event Acceleration”). Upon an acceleration of all of the outstanding ETNs, holders will be entitled to receive a cash payment per ETN in an amount (the “Accelerated Redemption Amount”) equal to the arithmetic average, as determined by the Calculation Agent, of the Closing Indicative Values of such ETNs during the Accelerated Valuation Period. If fewer than all of the outstanding ETNs are accelerated, the Accelerated Redemption Amount will be the Closing Indicative Value on the Accelerated Valuation Date. If less than all the ETNs are to be redeemed pursuant to an Optional Acceleration or an Event Acceleration, the trustee shall select, pro rata, by lot or in such manner as it deems appropriate and fair, the ETNs to be redeemed pursuant to such acceleration. ETNs may be accelerated in part in multiples of 50,000 ETNs, or an integral multiple of 50,000 ETNs in excess thereof. We will provide at least five (5) Business Days’ notice of any ETNs to be accelerated and, in the case of any ETNs selected for partial redemption, the stated principal amount thereof to be redeemed. All provisions relating to the acceleration of the ETNs to be redeemed only in part, relate to the portion of the stated principal amount of ETNs which has been or is to be redeemed pursuant to these acceleration provisions.
In the case of an Optional Acceleration of all outstanding ETNs, the “Accelerated Valuation Period” shall be a period of five (5) consecutive Trading Days specified in our notice of Optional Acceleration, the first Trading Day of which shall be at least two (2) Business Days after the date on which we give notice of such Optional Acceleration. In the case of an Event Acceleration of all outstanding ETNs, the “Accelerated Valuation Period” shall be a period of five (5) consecutive Trading Days, the first Trading Day of which shall be the day on which we give notice of such Event Acceleration (or, if such day is not a Trading Day, the next following Trading Day). In the case of an acceleration of less than all outstanding ETNs, the “Accelerated Valuation Date” will be the first Trading Day following the date of our notice of acceleration. The Accelerated Redemption Amount will be payable on the third Business Day following the Accelerated Valuation Date or the third Business Day following the last Trading Day in the Accelerated Valuation Period as the case may be (such date the “Acceleration Date”). We will give notice of any acceleration of the ETNs through customary channels used to deliver notices to holders of exchange traded notes.
Any payment holders will be entitled to receive is subject to our ability to pay our obligations as they become due.
An “Acceleration Event” means:
(a) an amendment to or change (including any officially announced proposed change) in the laws, regulations or rules of the United States (or any political subdivision thereof), or any jurisdiction in which a Primary Exchange or Related Exchange (each as defined herein) is located that (i) makes it illegal for CSi to hold, acquire or dispose of options or futures contracts relating to the Index or the SLV Shares or options, futures, swaps or other derivatives on the Index, the SLV Shares or the Options (including but not limited to exchange-imposed position limits), (ii) shall materially increase the cost to the Issuer, our affiliates, third parties with whom we transact or similarly situated third parties in performing our or their obligations in connection with the ETNs, (iii) shall have a material adverse effect on any of these parties’ ability to perform their obligations in connection with the ETNs or (iv) shall materially affect our ability to issue or transact in exchange traded notes similar to the ETNs, each as determined by us or CSi, as the Calculation Agent;
(b) any official administrative decision, judicial decision, administrative action, regulatory interpretation or other official pronouncement interpreting or applying those laws, regulations or rules that is announced on or after the Inception Date that (i) makes it illegal for CSi to hold, acquire or dispose of options or futures contracts relating to the Index or the SLV Shares or options, futures, swaps or other derivatives on the Index or the futures contracts relating to the Index, the SLV Shares or the Options (including but not limited to exchange-imposed position limits), (ii) shall materially increase the cost to the Issuer, our affiliates, third parties with whom we transact or similarly situated third parties in performing our or their obligations in connection with the ETNs, (iii) shall have a material adverse effect on the ability of the Issuer, our affiliates, third parties with whom we transact or a similarly situated third party to perform our or their obligations in connection with the ETNs or (iv) shall materially affect our ability to issue or transact in exchange traded notes similar to the ETNs, each as determined by us or CSi, as the Calculation Agent;
(c) any event that occurs on or after the Inception Date that makes it a violation of any law, regulation or rule of the United States (or any political subdivision thereof), or any jurisdiction in which a Primary Exchange or Related Exchange (each as defined herein) is located, or of any official administrative decision, judicial decision, administrative action, regulatory interpretation or other official pronouncement interpreting or applying those laws, regulations or rules, (i) for CSi to hold, acquire or dispose of options contracts relating to the Index or the SLV Shares or options, futures, swaps or other derivatives on the Index, the SLV Shares or the Options (including but not limited to exchange-imposed position limits), (ii) for the Issuer, our affiliates, third parties with whom we transact or similarly situated third parties to perform our or their obligations in connection with the ETNs or (iii) for us to issue or transact in exchange traded notes similar to the ETNs, each as determined by us or CSi, as the Calculation Agent;
(d) any event, as determined by us or CSi, as the Calculation Agent, that we or any of our affiliates or a similarly situated party would, after using commercially reasonable efforts, be unable to, or would incur a materially increased amount of tax, duty, expense or fee (other than brokerage commissions) to, acquire, establish, re-establish, substitute, maintain, unwind or dispose of any transaction or asset it deems necessary to hedge the risk of the ETNs, or realize, recover or remit the proceeds of any such transaction or asset;
(e) if at any point, the Intraday Indicative Value is equal to or less than five percent (5%) of the prior day’s Closing Indicative Value of such ETNs; or
(f) as determined by the Calculation Agent, the primary exchange or market for trading for the ETNs, if any, announces that pursuant to the rules of such exchange or market, as applicable, the ETNs cease (or will cease) to be listed, traded or publicly quoted on such exchange or market, as applicable, for any reason and are not immediately re-listed, re-traded or re-quoted on an exchange or quotation system located in the same country as such exchange or market, as applicable.
“Primary Exchange” means the primary exchange on which options or futures contracts relating to the Index or the SLV Shares are traded, as determined by the Calculation Agent, which is initially the Chicago Board Options Exchange (CBOE).
“Related Exchange” means each exchange or quotation system where trading has a material effect (as determined by the Calculation Agent) for the overall market for futures or options contracts relating to the Index or the SLV Shares.
Any ETNs accelerated following an Acceleration Event will be cancelled on the Acceleration Date. Consequently, as of such Acceleration Date, the ETNs will no longer be considered outstanding.
Market Disruption Events
The Calculation Agent will be solely responsible for the determination and calculation of any adjustments to any Index Component and of any related determinations and calculations with respect to any event described below and its determinations and calculations will be conclusive absent manifest error.
A “Market Disruption Event” is:
(a) the occurrence or existence of a suspension, absence or material limitation of trading of the Index Components on the relevant exchange for such Index Component for more than two hours of trading or during the one-half hour period preceding the close of the principal trading session on such relevant exchange;
(b) a breakdown or failure in the price and trade reporting systems of the relevant exchange for any Index Component, as a result of which the reported trading prices for the Index Component during the last one-half hour preceding the close of the principal trading session on such relevant exchange are materially inaccurate;
(c) the occurrence or existence of a suspension, absence or material limitation of trading on the primary related exchange or market for trading in futures or options contracts related to any Index Component for more than two hours of trading during, or during the one-half hour period preceding the close of the principal trading session for such related exchange or market;
(d) a decision to permanently discontinue trading in those related futures or options contracts; or

(e) failure of the Index Calculation Agent to publish the level of the Index, including as a result of any disruption of the Index Components;
in each case, as determined by the Calculation Agent in its sole discretion; and in each case a determination by the Calculation Agent in its sole discretion that any event described above materially interfered with our ability or the ability of any of our affiliates to effect transactions in the Index Component or any instrument related to the Index Component or to adjust or unwind all or a material portion of any hedge position in the Index Component with respect to the ETNs.
For the purpose of determining whether a market disruption event in respect of an Index Component has occurred:
(a) a limitation on the hours or number of days of trading will not constitute a market disruption event if it results from an announced change in the regular business hours of the relevant exchange for such Index Component or the primary related exchange or market for trading in futures or options contracts related to such Index Component;
(b) limitations pursuant to NYSE Rule 80B (or any applicable rule or regulation enacted or promulgated by the NYSE, any other U.S. self-regulatory organization, the SEC or any other relevant authority of scope similar to NYSE Rule 80B) on trading during significant market fluctuations will constitute a suspension, absence or material limitation of trading; and
(c) a suspension of trading in futures or options contracts related to such Index Component by the primary related exchange or market for trading in such contracts, if available, by reason of:
(i) a price change exceeding limits set by such exchange or market;
(ii) an imbalance of orders relating to such contracts; or
(iii) a disparity in bid and ask quotes relating to such contracts;
will, in each such case, constitute a suspension, absence or material limitation of trading in futures or options contracts related to such Index Component; and
(d) a “suspension, absence or material limitation of trading” on the primary related exchange or market on which futures or options contracts related to such Index Component are traded will not include any time when such exchange or market is itself closed for trading under ordinary circumstances;
in each case, as determined by the Calculation Agent in its sole discretion.
If the Calculation Agent determines that a Market Disruption Event occurs or is continuing on any Valuation Date (including, without limitation, the Final Valuation Date, the Early Redemption Valuation Date, or any Valuation Date in the Accelerated Valuation Period or Final Valuation Period), that Valuation Date will be postponed until the first Trading Day on which no Market Disruption Event occurs or is continuing, unless a Market Disruption Event occurs or is continuing for each of the five (5) Trading Days following the applicable scheduled Valuation Date. In that case, the fifth Trading Day following the applicable scheduled Valuation Date shall be deemed to be the applicable Valuation Date, notwithstanding the fact that a Market Disruption Event occurred or was continuing on such Trading Day, and the Calculation Agent will determine the applicable Closing Indicative Value using an appropriate Closing Level of the Index on that deemed Valuation Date taking into account the nature and duration of such Market Disruption Event. If any Valuation Date in the Accelerated Valuation Period or Final Valuation Period is postponed as described above, each subsequent Valuation Date in the Accelerated Valuation Period or Final Valuation Period will be postponed by the same number of Trading Days. In addition, if the Final Valuation Date, the Valuation Date corresponding to an Early Redemption Date or the last scheduled Valuation Date in the Accelerated Valuation Period is postponed, the Maturity Date, the corresponding Early Redemption Date or the Acceleration Date, as the case may be, will be postponed until the date three (3) Business Days following such Valuation Date, as postponed.
Default Amount on Acceleration
For the purpose of determining whether the holders of our senior medium-term notes, of which the ETNs are a part, are entitled to take any action under the indenture, we will treat the stated principal amount of each ETN outstanding as the stated principal amount of that ETN. Although the terms of the ETNs may differ from those of the other senior medium-term notes, holders of specified percentages in stated principal amount of all senior medium-term notes, together in some cases with other series of our debt securities, will be able to take action affecting all the senior medium-term notes, including the ETNs. This action may involve changing some of the terms that apply to the senior medium-term notes, accelerating the maturity of the senior medium-term notes after a default or waiving some of our obligations under the indenture.
In case an event of default with respect to ETNs shall have occurred and be continuing, the amount declared due and payable upon any acceleration of the ETNs will be determined by the Calculation Agent, and will equal, for each ETN that a holder then holds, the Closing Indicative Value determined by the Calculation Agent occurring on the Trading Day following the date on which the ETNs were declared due and payable.

Further Issuances
We may, from time to time, without notice to or the consent of the holders of the ETNs, create and issue additional securities having the same terms and conditions as the ETNs, and ranking on an equal basis with the ETNs in all respects.
Discontinuation or Modification of the Index
If the Index Sponsors discontinue publication of the Index and the Index Sponsors or anyone else publishes a substitute index that the Calculation Agent determines is comparable to the Index, then the Calculation Agent will permanently replace the original Index with that substitute index (the “Successor Index”) for all purposes, and all provisions described herein as applying to the Index will thereafter apply to the Successor Index instead. If the Calculation Agent replaces the original Index with a Successor Index, then the Calculation Agent will determine the Early Redemption Amount, Accelerated Redemption Amount or Maturity Redemption Amount (each, a “Redemption Amount”) and the Coupon Amount, as applicable, by reference to the Successor Index.
If the Calculation Agent determines that the publication of the Index is discontinued and there is no successor index, the Calculation Agent will determine the level of the Index, and thus the applicable Redemption Amount, by a computation methodology that the Calculation Agent determines will as closely as reasonably possible replicate the Index.
If the Calculation Agent determines that the Index, the Options or the method of calculating the Index is changed at any time in any respect, including whether the change is made by the Index Sponsors under their existing policies or following a modification of those policies, is due to the publication of a successor index, is due to events affecting the SLV Shares or the Options, or is due to any other reason and is not otherwise reflected in the level of the Index by the Index Sponsors pursuant to the Index methodology, then the Calculation Agent will be permitted (but not required) to make such adjustments in the Index or the method of its calculation as it believes are appropriate to ensure that the Closing Level of the Index used to determine the applicable Redemption Amount is equitable.
Manner of Payment and Delivery
Any payment on or delivery of the ETNs at maturity will be made to accounts designated by holders and approved by us, or at the office of the trustee in New York City, but only when the ETNs are surrendered to the trustee at that office. We also may make any payment or delivery in accordance with the applicable procedures of the depositary.
Role of the Calculation Agent
Credit Suisse International (“CSi”), an affiliate of ours and the Calculation Agent, will, in its reasonable discretion, make certain calculations and determinations that may impact the value of the ETNs, including determination of the arithmetic average of the Closing Indicative Values where applicable, a split or reverse split of the ETNs, calculation of default amounts, Market Disruption Events, any Successor Index, Business Days and Trading Days, the Current Principal Amount, the Daily Investor Fee amount, the Daily Index Factor, the Coupon Amount, the Closing Level of the Index on any Trading Day, the Maturity Date, any Early Redemption Dates, the Acceleration Date, the amount payable in respect of a holder’s ETNs at maturity, upon early redemption or acceleration and any other calculations or determinations to be made by the Calculation Agent as specified herein.
If the Calculation Agent ceases to perform its role, we will either, at our sole discretion, perform such role, appoint another party to do so or accelerate the ETNs.
We may appoint a different Calculation Agent from time to time without consent and without notifying holders.
Role of the Index Calculation Agent
We have initially appointed Nasdaq, Inc. as an Index Calculation Agent. The Index Calculation Agent will have the sole responsibility to calculate and disseminate the Closing Indicative Value and the Intraday Indicative Value of the ETNs. The Index Sponsors may appoint a different Index Calculation Agent from time to time without consent and without notifying holders.

Description of Credit Suisse X-Links® Crude Oil Shares Covered Call ETNs due April 24, 2037
Defined terms used within this subsection are defined only with respect to the ETNs listed in the subsection heading above and described within this subsection.
General
The return on the Credit Suisse X-Links® Crude Oil Shares Covered Call ETNs due April 24, 2037 (“ETNs”) will be based on the performance of the price return version of the Credit Suisse Nasdaq WTI Crude Oil FLOWSTM 106 Index (the “Index”), as reflected by their Indicative Value, calculated as set forth below. The Index measures the return of a “covered call” strategy on the shares of the United States Oil Fund® (the “Oil Fund”, and such shares the “Reference Oil Shares”) by reflecting changes in the price of the Reference Oil Shares and the notional option premiums received from the notional sale of monthly call options on the Reference Oil Shares less notional costs incurred in connection with the implementation of the covered call strategy (the “Notional Transaction Costs”). The Notional Transaction Costs reflect the monthly transaction costs of hypothetically buying and selling the call options and selling the Reference Oil Shares and equal 0.03%, 0.03% and 0.01%, respectively, times the closing price of the Reference Oil Shares on the date of such notional transactions and, which, on an annual basis, are expected to be approximately 0.84%. The actual cost will vary depending on the value of the Reference Oil Shares on the date of such transactions. The Index strategy consists of a hypothetical notional portfolio that takes a “long” position in Reference Oil Shares and sells a succession of notional, approximately one-month, call options on the Reference Oil Shares with a strike price of approximately 106% of the price of the Reference Oil Shares exercisable on the option expiration date (the “Options” and together with the long position in Reference Oil Shares, the “Index Components”). The notional sale of the Options is “covered” by the notional long position in the Reference Oil Shares. The long position in the Reference Oil Shares and the “short” call options are held in equal notional amounts (i.e., the short position in each Option is “covered” by the long position in the Reference Oil Shares). This strategy is intended to provide exposure to West Texas Intermediate light sweet crude oil (“WTI crude oil”) futures contract prices through the notional positions in the Reference Oil Shares and the Options that together seek to (i) generate periodic cash flows that a direct long-only ownership position in the Reference Oil Shares would not, (ii) provide a limited offset to losses from downside market performance in the Reference Oil Shares via the cash flows from option premiums and (iii) provide limited potential upside participation in the performance of the Reference Oil Shares. The level of the Index on any day reflects the value of (i) the notional long position in the Reference Oil Shares; (ii) the notional Option premium; and (iii) the notional short position in the Options then outstanding; net of the Notional Transaction Costs. The ETNs will not participate in the potential upside of the Reference Oil Shares beyond the applicable strike price of the Options and the level of the Index will be reduced by the Notional Transaction Costs. The Index is subject to the policies of CSi and Nasdaq, Inc. (the “Index Sponsors”) and is subject to the Index Sponsors’ discretion, including with respect to the implementation of, and changes to, the rules governing the Index methodology.
Inception, Issuance and Maturity
The initial issuance of ETNs priced on April 25, 2017 (the “Inception Date”) and settled on April 28, 2017 (the “Initial Settlement Date”). The scheduled maturity date is initially April 24, 2037, but the maturity of the ETNs may be extended at our option for up to two additional five-year periods, as described herein.
Intraday Indicative Value
The “Intraday Indicative Value” of the ETNs is designed to reflect the economic value of the ETNs at a given time. The Intraday Indicative Value of the ETNs will be calculated and published by the Index Calculation Agent every fifteen (15) seconds on each Trading Day during normal trading hours so long as no Market Disruption Event has occurred or is continuing and will be disseminated over the consolidated tape or other major market data vendor. The Intraday Indicative Value of the ETNs at any time is based on the most recent intraday level of the Index. It is calculated using the same formula as the Closing Indicative Value, except that instead of using the Closing Level of the Index, the calculation is based on the most recent reported level of the Index at the particular time (or, if the day on which such time occurs is not a Trading Day, as determined by the Calculation Agent).
At any time at which a Market Disruption Event has occurred and is continuing, there shall be no Intraday Indicative Value. If the Intraday Indicative Value of the ETNs is equal to or less than zero at any time or the Closing Indicative Value is equal to zero on any Trading Day, the Closing Indicative Value of the ETNs on that day, and all future days, will be zero.
If the ETNs undergo a subsequent split or reverse split, the Current Principal Amount, Closing Indicative Value and Intraday Indicative Value of the ETNs will be adjusted accordingly. Neither the Closing Indicative Value nor the Intraday Indicative Value is the same as the closing price or any other trading price of the ETNs in the secondary market. The trading price of the ETNs at any time may vary significantly from the Closing Indicative Value and Intraday Indicative Value of the ETNs at such time.
Neither the Intraday Indicative Value nor the Closing Indicative Value calculation is intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption, acceleration or termination of a holder’s ETNs, nor will it reflect hedging or transaction costs, credit considerations, market liquidity or bid-offer spreads. The Index Calculation Agent is responsible for computing and disseminating the ETN’s Indicative Values. Published levels of the Index from the Index Calculation Agent may occasionally be subject to delay or postponement. Any such delays or postponements will affect the current level of the Index and therefore the Intraday Indicative Value of the ETNs. The actual trading price of the ETNs may be different from their Intraday Indicative Value or Closing Indicative Value.
The actual trading price of the ETNs at any time may vary significantly from the Indicative Value at such time. The trading price of the ETNs at any time is the price that holders may be able to buy or sell their ETNs in the secondary market at such time, if one exists.
The trading price of the ETNs at any time is the price at which holders may be able to buy or sell their ETNs in the secondary market at such time, if one exists. In the absence of an active secondary market for the ETNs, the last reported trading price may not reflect the actual price at which holders may be able to buy or sell their ETNs at a particular time. The trading price of the ETNs at any time may vary significantly from their Indicative Value at such time due to, among other things, imbalances of supply and demand, lack of liquidity, transaction costs, credit considerations and bid-offer spreads.
The closing price of the ETNs will be published on each Trading Day under the ticker symbol “USOI”. Any premium or discount may be reduced or eliminated at any time. Paying a premium purchase price of the ETNs over the Intraday Indicative Value or the Closing Indicative Value of the ETNs could lead to significant losses in the event holders sell their ETNs at a time when such premium has declined or is no longer present in the market place or at maturity or upon early redemption or acceleration, in which case holders will be entitled to receive a cash payment based on the Closing Indicative Value on the relevant Valuation Date(s).
The ETNs may be redeemed or accelerated at any time, subject to the conditions described herein.
As discussed in “Payment Upon Early Redemption” below, holders may, subject to certain restrictions, provide a Redemption Notice on any Business Day during the term of the ETNs beginning on April 26, 2017 through April 14, 2037 (or, if the maturity of the ETNs is extended, five (5) scheduled Trading Days prior to the scheduled Final Valuation Date, as extended). Notwithstanding the foregoing, we will not accept a Redemption Notice submitted to us on any day after the Trading Day preceding the start of the Accelerated Valuation Period. If a holder elects to offer its ETNs to Credit Suisse for redemption, such holder must offer at least the applicable Minimum Redemption Amount at one time for redemption on any Early Redemption Date. The daily redemption feature is intended to induce arbitrageurs to counteract any trading of the ETNs at a premium or discount to their Indicative Value, although there can be no assurance that arbitrageurs will employ the redemption feature in this manner.
In addition, on any Business Day on or after May 9, 2017, we have the right to accelerate all, but not less than all, of the issued and outstanding ETNs (an “Optional Acceleration”). Upon an Optional Acceleration, holders will be entitled to receive a cash payment per ETN in an amount (the “Accelerated Redemption Amount”) equal to the arithmetic average, as determined by the Calculation Agent, of the Closing Indicative Values of such ETNs during the Accelerated Valuation Period. The “Accelerated Valuation Period” shall be a period of five (5) consecutive Trading Days specified in our notice of Optional Acceleration, the first Trading Day of which shall be at least two (2) Business Days after the date on which we give notice of such Optional Acceleration. The Accelerated Redemption Amount will be payable on the third Business Day following the last Trading Day in the Accelerated Valuation Period (such payment date the “Acceleration Date”). We will give notice of any Optional Acceleration of the ETNs through customary channels used to deliver notices to holders of exchange traded notes.
Any payment holders will be entitled to receive on the ETNs is subject to our ability to pay our obligations as they become due.
Indicative Value
The “Indicative Value” of the ETNs is the Intraday Indicative Value or the Closing Indicative Value of the ETNs, as applicable.

Split or Reverse Split of the ETNs
The Calculation Agent may initiate a split or reverse split of the ETNs on any Trading Day. If the Calculation Agent decides to initiate a split or reverse split, the Calculation Agent will issue a notice to holders of the ETNs and a press release announcing the split or reverse split, specifying the effective date of the split or reverse split. The Calculation Agent will determine the ratio of such split or reverse split, as the case may be, using relevant market indicia, and will adjust the terms of the ETNs accordingly. Any adjustment of the closing value will be rounded to 8 decimal places.
In the case of a reverse split, we reserve the right to address odd numbers of ETNs (commonly referred to as “partials”) in a manner determined by the Calculation Agent in its sole discretion. A split or reverse split of the ETNs will not affect the aggregate stated principal amount of ETNs held by an investor, other than to the extent of any “partial” ETNs, but it will affect the number of ETNs an investor holds, the Current Principal Amount, the denominations used for trading purposes on the exchange and the trading price, and may affect the liquidity, of the ETNs on the exchange.
If the ETNs undergo a subsequent split or reverse split, the Current Principal Amount, Closing Indicative Value and Intraday Indicative Value of the ETNs will be adjusted accordingly.
Neither the Closing Indicative Value nor the Intraday Indicative Value is the same as the closing price or any other trading price of the ETNs in the secondary market. The trading price of the ETNs at any time may vary significantly from the Closing Indicative Value and Intraday Indicative Value of the ETNs at such time.
Credit Suisse implemented a 1-for-20 reverse split, effective September 27, 2022.
Coupon Amount
On each Coupon Payment Date, for each $500.00 stated principal amount of the ETNs, holders on the Coupon Record Date will be entitled to receive a variable cash payment equal to the Closing Indicative Value on the Index Business Day immediately preceding the relevant Index Distribution Date multiplied by the Coupon Percentage for that Index Distribution Date. The Coupon will be paid on the Coupon Payment Date to the holder of record on the applicable Coupon Record Date. No Coupon Amount will be due or payable in the event a holder elects to offer its ETNs for early redemption or we accelerate the maturity of the ETNs. The initial Index Distribution Date was May 15, 2017 and the initial Coupon Payment Date was May 25, 2017.
The Coupon Percentage in respect of an Index Distribution Date will be the Distribution for such Index Distribution Date divided by the Closing Level of the Index the Index Business Day immediately preceding the Index Distribution Date. The Distribution represents the notional monthly call premium earned on the sale of the call options written on the Reference Oil Shares during the immediately preceding Index Rebalancing Period pursuant to the Index methodology.
The premiums generated from the notional sales of the Options will be subtracted monthly from the Index and paid to holders of the ETNs in the form of a Coupon Amount, the amount of which is determined based on the notional premiums received from the sale of the Options during the preceding Rebalancing Period as described below.
The “Index Rebalancing Period” refers to the five (5) consecutive Index Calculation Days beginning on and including the Index Calculation Day that is ten (10) calendar days prior to the Expiry Date (as defined below) of the relevant Options (each, a “Roll Date”). The Index will be rebalanced at the end of each Roll Date in accordance with the following steps:
■ First, on the Index Calculation Day preceding the first Roll Date of each month, the strike price of the new Option is determined. The strike price will be the lowest listed strike price that is above the Target Strike multiplied by the price per Reference Oil Share as of the 4:00 p.m. New York City time on such date of determination. Then, the Index will roll its monthly exposure over the next five (5) consecutive Index Calculation Days. The roll percentage is the proportion of the expiring position being rolled into a new position on each Roll Date.
■ At the end of the first Roll Date, and on each successive Roll Date of such Index Rebalancing Period, the Index will notionally sell the new Option. Additionally, as of the end of each such Roll Date, the Index will hypothetically close out through repurchase 20% (or such greater amount in the event of roll disruptions) of the Options notionally sold during the previous Index Rebalancing Period (the expiring Options); the Index will notionally liquidate Reference Oil Shares in an amount sufficient to fund the notional repurchase.
■ Finally, on the last Roll Date of such Index Rebalancing Period, the Index will determine the amount of the notional Option premium, which will, on the close of the last Roll Date of the next following Index Rebalancing Period, be subtracted from the Index as a Distribution and paid to holders of the ETNs in the form of the Coupon Amount.

An “Index Distribution Date” will be the date on which the Distribution is subtracted from the level of the Index pursuant to the rules of the Index, which will occur on the last Roll Date of a given Index Rebalancing Period.
The Coupon Amount is calculated by reference to the notional Distribution from the Index, which will decrease the level of the Index (and, therefore, the value of the ETNs), as the Distribution comes directly from the notional portfolio reflected by the Index Components. When the Distribution is deducted from the Index on the Index Distribution Date, the Coupon Amount will be added to the Closing Indicative Value and the Intraday Indicative Value of the ETNs. At the market opening on the Ex-Coupon Date, the ETNs will trade on an ex-coupon basis, adjusted for the Coupon Amount, meaning that the Coupon Amount will no longer be included in the Closing Indicative Value or the Intraday Indicative Value of the ETNs. For a holder to receive the upcoming Coupon Amount, the holder must own the ETNs on the Coupon Record Date.
The “Ex-Coupon Date”, with respect to each Coupon Amount, will be the first Trading Day on which the ETNs trade without the right to receive such Coupon Amount.
Denomination
Prior to September 27, 2022, the denomination and stated principal amount of each ETN was $25.00. Credit Suisse implemented a 1-for-20 reverse split of the ETNs, effective September 27, 2022. As of September 27, 2022, the denomination and stated principal amount of each ETN is $500.00. ETNs may be issued at a price that is higher or lower than the stated principal amount, based on the Indicative Value of the ETNs at that time.
Payment at Maturity
At maturity, holders of the ETNs will be entitled to receive a cash payment on April 24, 2037 (the “Maturity Date”) (or, if the maturity of the ETNs is extended, on the scheduled Maturity Date, as extended). Such holder’s Payment at Maturity will be equal to the “Final Indicative Value”, which will be the arithmetic average, as determined by the Calculation Agent, of the Closing Indicative Value on each of the immediately preceding five (5) Trading Days to and including the Final Valuation Date (the “Final Valuation Period”). We refer to the amount of such payment as the “Maturity Redemption Amount”. If the scheduled Maturity Date is not a Business Day, the Maturity Date will be postponed to the first Business Day following the scheduled Maturity Date.
The “Final Valuation Date” is initially April 21, 2037, subject to extension as described below and postponement as a result of a Market Disruption Event as discussed under “Market Disruption Events”. If the scheduled Final Valuation Date is not a Trading Day, the Final Valuation Date will be postponed to the next following Trading Day, in which case the Maturity Date will be postponed to the third Business Day following the Final Valuation Date, as so postponed. In addition, if a Market Disruption Event occurs or is continuing on the Final Valuation Date, the Maturity Date will be postponed until the date three (3) Business Days following the Final Valuation Date, as postponed. No interest or additional payment will accrue or be payable as a result of any postponement of the Maturity Date. Any payment on the ETNs is subject to our ability to pay our obligations as they become due. In no event will the Payment at Maturity be less than zero.
The scheduled Maturity Date is April 24, 2037, but may be extended at our option for up to two (2) additional five-year periods. We may only extend the scheduled Maturity Date for five (5) years at a time. If we exercise our option to extend the maturity of the ETNs, the Final Valuation Date for the ETNs will be the third scheduled Business Day prior to the scheduled Maturity Date, as extended. If we exercise our option to extend the maturity of the ETNs, we will notify DTC (the holder of the global note for the ETNs) and the trustee at least 45 but not more than 60 calendar days prior to the then scheduled Maturity Date. We will provide such notice to DTC and the trustee in respect of each five-year extension of the scheduled Maturity Date that we choose to effect.
If the Final Indicative Value is zero, the Maturity Redemption Amount will be zero.
The “Closing Indicative Value” on the Inception Date was equal to $25.00 (the “Initial Indicative Value”). The Closing Indicative Value on each calendar day following the Inception Date will be calculated by the Index Calculation Agent and will be equal to (1) the Current Principal Amount for such calendar day plus (2) for any day on or after the Index Distribution Date but prior to the Ex-Coupon Date for a given month, any accrued but unpaid Coupon Amount. The Closing Indicative Value will never be less than zero. If the Intraday Indicative Value is equal to or less than zero at any time or the Closing Indicative Value is equal to zero on any Trading Day, the Closing Indicative Value of the ETNs on that day, and all future days, will be zero. The Closing Indicative Value is not the same as the closing price or any other trading price of the ETNs in the secondary market. The trading price of the ETNs at any time may vary significantly from their Indicative Value at such time. If the ETNs undergo a subsequent split or reverse split, the Closing Indicative Value (including the Current Principal Amount) of the ETNs will be adjusted accordingly. Such adjustment may adversely affect the trading price and liquidity of the ETNs. Even if the Closing Indicative Value or Intraday Indicative Value is equal to or less than zero at any time, the trading price of the ETNs may remain above zero. Buying the ETNs at such a time will lead to a complete loss of a holder’s investment.
The ETNs underwent a 1-for-20 reverse split, effective September 27, 2022. Since September 27, 2022, the Closing Indicative Value has been expressed in an amount per denomination and stated principal amount of $500.00 based on the split-adjusted Current Principal Amount.
The “Current Principal Amount” on each calendar day following the Inception Date will be equal to (1)(a) the Current Principal Amount on the immediately preceding calendar day times (b) the Daily Index Factor on such calendar day minus (2) the Daily Investor Fee on such calendar day. The Current Principal Amount on the Inception Date was $25.00.
The ETNs underwent a 1-for-20 reverse split, effective September 27, 2022. For the purposes of determining the Current Principal Amount on September 27, 2022, the Current Principal Amount on September 26, 2022, multiplied by 20 and rounded to 8 decimal places, shall be used in the formula above.
A “Business Day” is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, England generally are authorized or obligated by law, regulation or executive order to close.
A “Trading Day” is a day which is (i) an Index Business Day, (ii) an ETN Business Day and (iii) an Index Component Business Day for each of the Index Components.
An “Index Business Day” is a day on which the level of the Index is calculated and published.
With respect to any Index Component, an “Index Component Business Day” is a day on which trading is generally conducted on any markets on which such Index Component is traded.
An “ETN Business Day” is a day on which trading is generally conducted on the New York Stock Exchange, NYSE Arca and NASDAQ.
The “Daily Index Factor” on any Index Business Day will equal (a) the Closing Level of the Index on such Index Business Day divided by (b) the Closing Level of the Index on the immediately preceding Index Business Day. The Daily Index Factor is deemed to be one on any day that is not an Index Business Day.
On any calendar day, the “Daily Investor Fee” will be equal to the product of (1)(a) the Current Principal Amount on the immediately preceding calendar day times (b) the Daily Index Factor on such calendar day times (2)(a) the Investor Fee Rate divided by (b) 365. The “Investor Fee Rate” will be equal to 0.85%.
The ETNs underwent a 1-for-20 reverse split, effective September 27, 2022. For the purposes of determining the Daily Investor Fee on September 27, 2022, the Current Principal Amount on September 26, 2022, multiplied by 20 and rounded to 8 decimal places, shall be used in the formula above.
The ETNs do not guarantee any return of a holder’s investment. If the level of the Index decreases or does not increase sufficiently to offset the Daily Investor Fee (and in the case of early redemption, the Early Redemption Charge) over the term of the ETNs, a holder will receive less, and possibly significantly less at maturity or upon early redemption or acceleration of the ETNs than the amount of such holder’s investment.
The “Closing Level” of the Index on any Trading Day will be the Closing Level published on Bloomberg under the ticker symbol “QUSOI <Index>” or any successor page on Bloomberg or any successor service, applicable; provided that in the event a Market Disruption Event exists on a Valuation Date (as defined below), the Calculation Agent will determine the Closing Level of the Index, if necessary.
Payment Upon Early Redemption
Prior to maturity, a holder may, subject to certain restrictions described below, offer at least the applicable Minimum Redemption Amount or more of its ETNs to us for redemption on an Early Redemption Date during the term of the ETNs until April 14, 2037 (or, if the maturity of the ETNs is extended, five (5) scheduled Trading Days prior to the scheduled Final Valuation Date, as extended).

Notwithstanding the foregoing, we will not accept a Redemption Notice submitted to us on any day after the Trading Day preceding the start of the Accelerated Valuation Period related to the acceleration of all outstanding ETNs. If a holder elects to offer its ETNs for redemption, and the requirements for acceptance by us are met, such holder will be entitled to receive a cash payment per ETN on the Early Redemption Date equal to the Early Redemption Amount. Any payment holders will be entitled to receive on the ETNs is subject to our ability to pay our obligations as they become due.
A holder may exercise its early redemption right by causing its broker or other person with whom such holder holds its ETNs to deliver a Redemption Notice (as defined herein) to Credit Suisse. If such Redemption Notice is delivered prior to 4:00 p.m., New York City time, on any Business Day, the immediately following Trading Day will be the applicable “Early Redemption Valuation Date”. Otherwise, the second following Trading Day will be the applicable Early Redemption Valuation Date. See “Procedures for Early Redemption”.
A holder must offer for redemption at least 10,000 ETNs at one time in order to exercise the right to cause us to redeem such holder’s ETNs on any Early Redemption Date (the “Minimum Redemption Amount”); provided that we or CSi as the Calculation Agent may from time to time reduce, in part or in whole, the Minimum Redemption Amount. Any such reduction will be applied on a consistent basis for all holders of the ETNs at the time the reduction becomes effective. If the ETNs undergo a subsequent split or reverse split, the minimum number of ETNs needed to exercise the right to cause us to redeem the ETNs will remain the same.
When a holder submits its ETNs for redemption in accordance with the redemption procedures described below under “Procedures for Early Redemption,” such ETNs may remain outstanding (and be resold by us or an affiliate) or may be submitted by us for cancellation.
The “Early Redemption Date” is the third Business Day following an Early Redemption Valuation Date.
The “Early Redemption Charge” per ETN will equal 0.125% times the Closing Indicative Value on the Early Redemption Valuation Date.
The “Early Redemption Amount” is a cash payment per ETN equal to the greater of (A) zero and (B)(1) the Closing Indicative Value on the applicable Early Redemption Valuation Date minus (2) the Early Redemption Charge, calculated by the Calculation Agent.
Procedures for Early Redemption
If a holder wishes to offer its ETNs to Credit Suisse for redemption, its broker or other person with whom such holder holds its ETNs must follow the following procedures:
■ Deliver a notice of redemption (the “Redemption Notice”), to Credit Suisse via email or other electronic delivery as requested by Credit Suisse. If such Redemption Notice is delivered prior to 4:00 p.m., New York City time, on any Business Day, the immediately following Trading Day will be the applicable “Early Redemption Valuation Date”. Otherwise, the second following Trading Day will be the applicable Early Redemption Valuation Date. If Credit Suisse receives such Redemption Notice no later than 4:00 p.m., New York City time, on any Business Day, Credit Suisse will respond by sending the relevant holder’s broker an acknowledgment of the Redemption Notice accepting such redemption request by 7:30 p.m., New York City time, on the Business Day prior to the applicable Early Redemption Valuation Date. Credit Suisse or its affiliate must acknowledge to such holder’s broker acceptance of the Redemption Notice in order for the holder’s redemption request to be effective;
■ Notwithstanding the foregoing, Credit Suisse may, at its option, waive the requirement that the Redemption Notice be delivered as set forth above, if confirmed by Credit Suisse that a written indication of an offer for early redemption has otherwise been accepted by Credit Suisse. Any such written indication that is delivered after 4:00 p.m., New York City time, on any Business Day, will be deemed to have been made on the following Business Day. For the avoidance of doubt, a holder may choose to comply with the procedures set forth above in lieu of the procedures in this clause, irrespective of any waiver by Credit Suisse.
■ Cause the holder’s DTC custodian to book a delivery versus payment trade with respect to the ETNs on the applicable Early Redemption Valuation Date at a price equal to the applicable Early Redemption Amount, facing us; and
■ Cause the holder’s DTC custodian to deliver the trade as booked for settlement via DTC at or prior to 10:00 a.m. New York City time, on the applicable Early Redemption Date (the third Business Day following the Early Redemption Valuation Date).
The holder is responsible for (i) instructing or otherwise causing its broker to provide the Redemption Notice and (ii) its broker satisfying the additional requirements as set forth in the second and third bullets above in order for the redemption to be effected. Different brokerage firms may have different deadlines for accepting instructions from their customers. Accordingly, a holder should consult the brokerage firm through which it owns its interest in the ETNs in respect of such deadlines. If Credit Suisse does not (i) receive the Redemption Notice from the holder’s broker by 4:00 p.m. and (ii) deliver an acknowledgment of such Redemption Notice to such broker accepting such redemption request by 7:30 p.m., on the Business Day prior to the applicable Early Redemption Valuation

Date, such notice will not be effective for such Business Day and Credit Suisse will treat such Redemption Notice as if it was received on the next Business Day. Any redemption instructions for which Credit Suisse receives a valid confirmation in accordance with the procedures described above will be irrevocable after Credit Suisse confirms a holder’s offer for early redemption.
Because the Early Redemption Amount a holder will receive for each ETN will not be determined until the close of trading on the applicable Early Redemption Valuation Date, a holder will not know the applicable Early Redemption Amount at the time such holder exercises its redemption right and will bear the risk that its ETNs will decline in value between the time of such holder’s exercise and the time at which the Early Redemption Amount is determined.
Optional Acceleration
On any Business Day on or after May 9, 2017, we have the right to accelerate all, but not less than all, of the issued and outstanding ETNs (an “Optional Acceleration”). Upon an Optional Acceleration, holders will be entitled to receive a cash payment per ETN in an amount (the “Accelerated Redemption Amount”) equal to the arithmetic average, as determined by the Calculation Agent, of the Closing Indicative Values of such ETNs during the Accelerated Valuation Period.
The “Accelerated Valuation Period” shall be a period of five (5) consecutive Trading Days specified in our notice of Optional Acceleration, the first Trading Day of which shall be at least two (2) Business Days after the date on which we give notice of such Optional Acceleration. The Accelerated Redemption Amount will be payable on the third Business Day following the last Trading Day in the Accelerated Valuation Period (such payment date the “Acceleration Date”). We will give notice of any Optional Acceleration of the ETNs through customary channels used to deliver notices to holders of exchange traded notes. Any payment holders will be entitled to receive on the ETNs is subject to our ability to pay our obligations as they become due.
Market Disruption Events
The Calculation Agent will be solely responsible for the determination and calculation of any adjustments to any Index Component and of any related determinations and calculations with respect to any event described below and its determinations and calculations will be conclusive absent manifest error.
A “Market Disruption Event” is:
(a) the occurrence or existence of a suspension, absence or material limitation of trading of the Index Components on the relevant exchange for such Index Component for more than two hours of trading or during the one-half hour period preceding the close of the principal trading session on such relevant exchange;
(b) a breakdown or failure in the price and trade reporting systems of the relevant exchange for any Index Component, as a result of which the reported trading prices for the Index Component during the last one-half hour preceding the close of the principal trading session on such relevant exchange are materially inaccurate;
(c) the occurrence or existence of a suspension, absence or material limitation of trading on the primary related exchange or market for trading in futures or options contracts related to any Index Component for more than two hours of trading during, or during the one-half hour period preceding the close of the principal trading session for such related exchange or market;
(d) a decision to permanently discontinue trading in those related futures or options contracts; or
(e) failure of the Index Calculation Agent to publish the level of the Index, including as a result of any disruption of the Index Components;
in each case, as determined by the Calculation Agent in its sole discretion; and in each case a determination by the Calculation Agent in its sole discretion that any event described above materially interfered with our ability or the ability of any of our affiliates to effect transactions in the Index Component or any instrument related to the Index Component or to adjust or unwind all or a material portion of any hedge position in the Index Component with respect to the ETNs.
For the purpose of determining whether a market disruption event in respect of an Index Component has occurred:
(a) a limitation on the hours or number of days of trading will not constitute a market disruption event if it results from an announced change in the regular business hours of the relevant exchange for such Index Component or the primary related exchange or market for trading in futures or options contracts related to such Index Component;
(b) limitations pursuant to NYSE Rule 80B (or any applicable rule or regulation enacted or promulgated by the NYSE, any other U.S. self-regulatory organization, the SEC or any other relevant authority of scope similar to NYSE Rule 80B) on trading during significant market fluctuations will constitute a suspension, absence or material limitation of trading; and
(c) a suspension of trading in futures or options contracts related to such Index Component by the primary related exchange or market for trading in such contracts, if available, by reason of:

(i) a price change exceeding limits set by such exchange or market;
(ii) an imbalance of orders relating to such contracts; or
(iii) a disparity in bid and ask quotes relating to such contracts;
will, in each such case, constitute a suspension, absence or material limitation of trading in futures or options contracts related to such Index Component; and
(d) a “suspension, absence or material limitation of trading” on the primary related exchange or market on which futures or options contracts related to such Index Component are traded will not include any time when such exchange or market is itself closed for trading under ordinary circumstances;
in each case, as determined by the Calculation Agent in its sole discretion.
If the Calculation Agent determines that a Market Disruption Event occurs or is continuing on any Valuation Date, that Valuation Date will be postponed until the first Trading Day on which no Market Disruption Event occurs or is continuing, unless a Market Disruption Event occurs or is continuing for each of the five (5) Trading Days following the applicable scheduled Valuation Date. In that case, the fifth Trading Day following the applicable scheduled Valuation Date shall be deemed to be the applicable Valuation Date, notwithstanding the fact that a Market Disruption Event occurred or was continuing on such Trading Day, and the Calculation Agent will determine the applicable Closing Indicative Value using an appropriate Closing Level of the Index on that deemed Valuation Date taking into account the nature and duration of such Market Disruption Event. If any Valuation Date in the Accelerated Valuation Period or Final Valuation Period is postponed as described above, each subsequent Valuation Date in the Accelerated Valuation Period or Final Valuation Period will be postponed by the same number of Trading Days. In addition, if the Final Valuation Date, the Early Redemption Valuation Date or the last scheduled Valuation Date in the Accelerated Valuation Period is postponed, the Maturity Date, the corresponding Early Redemption Date or the Acceleration Date, as the case may be, will be postponed until the date three (3) Business Days following such Valuation Date, as postponed.
“Valuation Date” is any Trading Day in the Final Valuation Period or the Accelerated Valuation Period and any Early Redemption Valuation Date, as applicable.
Default Amount on Acceleration
For the purpose of determining whether the holders of our senior medium-term notes, of which the ETNs are a part, are entitled to take any action under the indenture, we will treat the stated principal amount of each ETN outstanding as the stated principal amount of that ETN. Although the terms of the ETNs may differ from those of the other senior medium-term notes, holders of specified percentages in stated principal amount of all senior medium-term notes, together in some cases with other series of our debt securities, will be able to take action affecting all the senior medium-term notes, including the ETNs. This action may involve changing some of the terms that apply to the senior medium-term notes, accelerating the maturity of the senior medium-term notes after a default or waiving some of our obligations under the indenture.
In case an event of default with respect to ETNs shall have occurred and be continuing, the amount declared due and payable upon any acceleration of the ETNs will be determined by the Calculation Agent, and will equal, for each ETN that a holder then holds, the Closing Indicative Value determined by the Calculation Agent occurring on the Trading Day following the date on which the ETNs were declared due and payable.
Further Issuances
We may, from time to time, without notice to or the consent of the holders of the ETNs, create and issue additional securities having the same terms and conditions as the ETNs, and ranking on an equal basis with the ETNs in all respects.
Discontinuation or Modification of the Index
If the Index Sponsors discontinue publication of the Index and the Index Sponsors or anyone else publishes a substitute index that the Calculation Agent determines is comparable to the Index, then the Calculation Agent will permanently replace the original Index with that substitute index (the “Successor Index”) for all purposes, and all provisions described herein as applying to the Index will thereafter apply to the Successor Index instead. If the Calculation Agent replaces the original Index with a Successor Index, then the Calculation Agent will determine the Early Redemption Amount, Accelerated Redemption Amount or Maturity Redemption Amount (each, a “Redemption Amount”) and the Coupon Amount, as applicable, by reference to the Successor Index.

If the Calculation Agent determines that the publication of the Index is discontinued and there is no successor index, the Calculation Agent will determine the level of the Index, and thus the applicable Redemption Amount, by a computation methodology that the Calculation Agent determines will as closely as reasonably possible replicate the Index.
If the Calculation Agent determines that the Index, the Options or the method of calculating the Index is changed at any time in any respect, including whether the change is made by the Index Sponsors under their existing policies or following a modification of those policies, is due to the publication of a successor index, is due to events affecting the Reference Oil Shares or the Options, or is due to any other reason and is not otherwise reflected in the level of the Index by the Index Sponsors pursuant to the Index methodology, then the Calculation Agent will be permitted (but not required) to make such adjustments in the Index or the method of its calculation as it believes are appropriate to ensure that the Closing Level of the Index used to determine the applicable Redemption Amount is equitable.
Manner of Payment and Delivery
Any payment on or delivery of the ETNs at maturity will be made to accounts designated by holders and approved by us, or at the office of the trustee in New York City, but only when the ETNs are surrendered to the trustee at that office. We also may make any payment or delivery in accordance with the applicable procedures of the depositary.
Role of the Calculation Agent
Credit Suisse International (“CSi”), an affiliate of ours and the Calculation Agent, will, in its reasonable discretion, make certain calculations and determinations that may impact the Closing Indicative Value of the ETNs, including determination of the arithmetic average of the Closing Indicative Values where applicable, a split or reverse split of the ETNs, calculation of default amounts, Market Disruption Events, any Successor Index, Business Days and Trading Days, the Current Principal Amount, the Daily Investor Fee amount, the Daily Index Factor, the Coupon Amount, the Closing Level of the Index on any Trading Day, the Maturity Date, any Early Redemption Dates, the Acceleration Date, the amount payable in respect of a holder’s ETNs at maturity or upon early redemption or acceleration and any other calculations or determinations to be made by the Calculation Agent as specified herein.
If the Calculation Agent ceases to perform its role, we will either, at our sole discretion, perform such role, appoint another party to do so or accelerate the ETNs.
We may appoint a different Calculation Agent from time to time without consent and without notifying holders.
Role of the Index Calculation Agent
We have appointed Nasdaq, Inc. as an Index Calculation Agent. The Index Calculation Agent will have the sole responsibility to calculate and disseminate the Closing Indicative Value and the Intraday Indicative Value of the ETNs. The Index Sponsors may appoint a different Index Calculation Agent from time to time without consent and without notifying holders.
General Terms of the ETNs
Business Days
The term “Business Day” means, unless otherwise specified in the applicable prospectus supplement, any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in The City of New York and any other place of payment with respect to the applicable series of ETNs and is a day on which dealings in deposits in any currency specified in the applicable prospectus supplement are transacted, or with respect to any future date are expected to be transacted, in the London interbank market.
Events of Default; Limitations on Suits
Events of Default
Unless otherwise specified in a prospectus supplement, an “event of default” with respect to a series of ETNs occurs upon:
■ a default in payment of the principal or any premium on any ETN of that series when due;
■ a default in payment of interest when due on any ETN of that series for 30 days;

■ a default in performing any other covenant in the Indenture for 60 days after written notice from the Trustee or from the holders of 25% in principal amount of the outstanding ETNs of such series; or
■ certain events of bankruptcy, insolvency or reorganization of the Issuer.
Any additional or different events of default applicable to a particular series of ETNs will be described in the prospectus supplement relating to such series.
The Trustee may withhold notice to the holders of ETNs of any default (except in the payment of principal, premium or interest) if it considers such withholding of notice to be in the best interests of the holders. A default is any event which is an event of default described above or would be an event of default but for the giving of notice or the passage of time.
Unless otherwise specified in the applicable prospectus supplement, if an event of default occurs and continues, the Trustee or the holders of the aggregate principal amount of the ETNs specified below may require the Issuer to repay immediately, or accelerate:
■ the entire principal of the ETNs of such series; or
■ if the ETNs are original issue discount securities, such portion of the principal as may be described in the applicable prospectus supplement.
Unless otherwise specified in the applicable prospectus supplement, if the event of default occurs because of a default in a payment of principal or interest on the ETNs, then the Trustee or the holders of at least 25% of the aggregate principal amount of ETNs of that series can accelerate that series of ETNs. If the event of default occurs because of a failure to perform any other covenant in the Indenture for the benefit of one or more series of ETNs, then the Trustee or the holders of at least 25% of the aggregate principal amount of ETNs of all series affected, voting as one class, can accelerate all of the affected series of ETNs. If the event of default occurs because of bankruptcy proceedings, then all of the ETNs under the Indenture will be accelerated automatically. Therefore, except in the case of a default on a payment of principal or interest on the ETNs of your series or a default due to bankruptcy or insolvency of the Issuer, it is possible that you may not be able to accelerate the ETNs of your series because of the failure of holders of other series to take action.
The holders of a majority of the aggregate principal amount of the ETNs of all affected series, voting as one class, can rescind this accelerated payment requirement or waive any past default or event of default or allow noncompliance with any provision of the Indenture. However, they cannot waive a default in payment of principal of, premium, if any, or interest on, any of the ETNs.
After an event of default, the Trustee must exercise the same degree of care a prudent person would exercise under the circumstances in the conduct of her or his own affairs. Subject to these requirements, the Trustee is not obligated to exercise any of its rights or powers under the Indenture at the request, order or direction of any holders, unless the holders offer the Trustee reasonable indemnity. If they provide this reasonable indemnity, the holders of a majority in principal amount of all affected series of ETNs, voting as one class, may direct the time, method and place of conducting any proceeding or any remedy available to the Trustee, or exercising any power conferred upon the Trustee, for any series of ETNs.
We are required to furnish to the Trustee annually a brief certificate as to our compliance with all conditions and covenants under the Indenture.
Limitations on Suits
The holders of any ETNs may not institute any proceeding, judicial or otherwise, with respect to the Indenture or such ETNs, or for the appointment of a receiver or trustee, or for any other remedy, unless:
(a) such holder has previously given to the Trustee written notice of a continuing event of default with respect to such ETNs;
(b) the holders of at least 25% in aggregate principal amount of such ETNs outstanding and affected will have made written request to the Trustee to institute proceedings with respect to such event of default in its own name as Trustee;
(c) such holder or holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against any costs, liabilities or expenses to be incurred in compliance with such request;
(d) the Trustee for 60 days after its receipt of such offer of indemnity has failed to institute any such proceeding;
(e) during such 60-day period, the holders of a majority in aggregate principal amount of such ETNs outstanding and affected have not given the Trustee a direction that is inconsistent with such written request.
Consolidation, Merger or Sale
The Issuer has agreed in the Indenture not to consolidate with or merge with or into any other person or convey or transfer all or substantially all of its properties and assets to any person unless:

■ it is the continuing person; or
■ the successor expressly assumes by supplemental indenture its obligations under the Indenture.
In either case, the Issuer will also have to deliver a certificate to the Trustee stating that after giving effect to the merger there will not be any defaults under the Indenture and, if the Issuer is not the continuing person, an opinion of counsel stating that the merger and the supplemental indentures comply with these provisions and that the supplemental indentures are legal, valid and binding obligations of the successor corporation enforceable against it.
Credit Suisse or Credit Suisse Group may issue ETNs directly or through one or more branches and Credit Suisse may, at any time, transfer its obligations under the ETNs from the head office to any branch of Credit Suisse or from any branch of Credit Suisse to another branch or to its head office.
Modification of the Indenture
In general, rights and obligations of the Issuer and the holders under the Indenture may be modified if the holders of a majority in aggregate principal amount of the outstanding ETNs of each series affected by the modification consent to such modification. However, the Indenture provides that, unless each affected holder agrees, an amendment cannot:
■ make any adverse change to any payment term of an ETN such as extending the maturity date, extending the date on which the Issuer has to pay interest or make a sinking fund payment, reducing the interest rate, reducing the amount of principal the Issuer has to repay, reducing the amount of principal of an ETN issued with original issue discount that would be due and payable upon an acceleration of the maturity thereof or the amount thereof provable in bankruptcy, insolvency or similar proceeding, changing the currency or place in which the Issuer has to make any payment of principal, premium or interest, modifying any redemption or repurchase right to the detriment of the holder, modifying any right to convert or exchange the ETNs for another security to the detriment of the holder, and impairing any right of a holder to bring suit for payment;
■ reduce the percentage of the aggregate principal amount of ETNs needed to make any amendment to the Indenture or to waive any covenant or default;
■ waive any payment default; or
■ make any change to the amendment provisions of the Indenture.
However, other than in the circumstances mentioned above, if the Issuer and the Trustee agree, the Indenture may be amended without notifying any holders or seeking their consent if the amendment does not materially and adversely affect any holder.
In particular, if the Issuer and the Trustee agree, the Indenture may be amended without notifying any holders or seeking their consent to add a guarantee from a third party on the outstanding and future ETNs to be issued under the Indenture.
Governing Law
Unless specified otherwise, the ETNs and Indenture will be governed by and construed in accordance with the laws of the State of New York.
Material U.S. Federal Income Tax Considerations
Our ETNs should be treated for U.S. federal income tax purposes as prepaid forward contracts or prepaid financial contracts that are not debt instruments. Under this treatment, no original issue discount (“OID”) will be accrued on our ETNs. However, the Internal Revenue Service might assert that any of our ETNs should be treated as debt instruments subject to the special tax rules governing contingent payment debt instruments. In that event, U.S. holders of the ETNs would be required to accrue OID over the term of the ETNs based upon the yield at which we would issue a non-contingent fixed-rate debt instrument with other terms and conditions similar to the applicable ETNs.